Exhibit 10.5

EXECUTION COPY

SUBLEASE AGREEMENT

This sublease (“Sublease”), signed and entered into as of the 13th day of April, 2017, is by and between Blucora, Inc., a Delaware corporation (“Sublessor”), and Xevo Inc., a Delaware corporation (“Sublessee”).

R E C I T A L S

A.     WHEREAS, by that certain Office Lease dated July 13, 2012 (as amended, the “Master Lease”), Plaza Center Property LLC, which subsequently sold to KBS SOR Plaza Bellevue, LLC c/o Transwestern (“Master Lessor”) leased to Sublessor approximately 39,516 rentable square feet located on the 8th and 9th floors of the building commonly known as Plaza Center located at 10900 NE 8th Street, Bellevue, Washington 98004 (the “Building”) as depicted on Exhibit A attached hereto (the “Premises”), which Building is a portion of the Project (as defined in the Master Lease).

B.    WHEREAS, Sublessee has agreed to sublet from Sublessor the Premises.

C.    WHEREAS, the parties desire to enter into this Sublease to define their respective rights, duties, and obligations relating to the Premises.

NOW, THEREFORE, Sublessor and Sublessee, for and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each with the intent to be legally bound, for themselves and their respective successors and assigns, agree as follows:

SECTION 1. SUBLEASE
Sublessor hereby subleases the Premises to Sublessee, and Sublessee hereby subleases the same from Sublessor, on the terms and conditions set forth herein.

SECTION 2. MASTER LEASE
A true copy of the Master Lease, including all amendments and/or addenda thereto, is attached hereto as Exhibit B. Sublessee acknowledges that it has read and is familiar with the terms of the Master Lease and agrees to take the Premises subject to all the terms and conditions of the Master Lease and to use the Premises within the restrictions provided therein. Where not expressly inconsistent with the terms hereof and except as otherwise stated herein to the contrary, this Sublease shall be subject and subordinate to all of the terms and conditions contained in the Master Lease, which are hereby incorporated into this Sublease by this reference, and shall be binding upon Sublessee to the same extent as if Sublessee were named as “Tenant” and Sublessor as “Landlord” under the Master Lease. The foregoing notwithstanding, the following specific provisions of the Master Lease shall not apply to this Sublease and shall not be binding on Sublessor and Sublessee as if they respectively were the “Landlord” and “Tenant” under the Master Lease: Article 2, Lease Term; Article 3, Base Rent;

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Sections 4.2 through 4.4 and Section 4.6, Additional Rent; Section 14.8, Non-Transfers; Article 21, Letter of Credit; Exhibit B, Tenant Work Letter; and Exhibit F, Letter of Credit.

In the event of a conflict between the Master Lease and this Sublease, as between Sublessor and Sublessee the terms of the Sublease shall govern and control.

Sublessee and Sublessor agree not to do, omit to or knowingly permit to be done any act in or related to the Premises or Master Lease which could or does constitute a breach or default under the terms of the Master Lease.

Sublessor shall promptly send Sublessee copies of all notices Sublessor receives from or sends to Master Lessor regarding any matter that might materially or adversely affect Sublessee’s interest in the Premises or this Sublease.

Sublessor shall not agree to an amendment to the Master Lease or other document which will (i) terminate the Master Lease, (ii) increase Sublessee’s monetary or material non-monetary obligations hereunder, or (iii) materially and adversely decrease Sublessee’s rights hereunder.

Sublessor agrees to use commercially reasonable efforts to enforce all rights it has as Tenant under the Master Lease on Sublessee’s behalf at Sublessee’s request, at no cost, expense or liability to Sublessor.

SECTION 3. SUBLEASE TERM
The term of this Sublease (“Sublease Term”) shall commence on the date on which Sublessor occupies the Premises for operating business following receipt of the Consent described in Section 6A below, but in no event later than June 1, 2017 (the “Sublease Commencement Date”) and shall expire September 30, 2020 (the “Sublease Termination Date”), unless sooner terminated pursuant to the terms hereof. If for any reason the term of the Master Lease is terminated prior to the expiration of this Sublease, this Sublease and the Sublease Term shall thereupon terminate.

Prior to the Sublease Commencement Date, Sublessor shall grant Sublessee access to the Premises beginning May 16, 2017 for the sole and exclusive purpose of planning and design activities; provided that Sublessee shall notify Sublessor at least 2 business days in advance of the dates and times Sublessee wishes to have access. Sublessor shall not be required to grant access to the Sublessee if Sublessor reasonably determines that such access would be disruptive to the business of Sublessor. Notwithstanding the foregoing, (i) such access shall be subject to the terms and conditions of this Sublease, provided that Sublessee shall not be required to pay rent for any entry or possession during such period before the Sublease Commencement Date, except for the cost of any services requested by Sublessee (e.g. after hours HVAC service); (ii) Sublessee shall not conduct its business from the Premises during the period of such access; (iii) such access shall be subject to such rules and regulations as Sublessor may reasonably promulgate and Sublessee shall ensure that any architect, engineer, designer, contractor and workman employed by Sublessee observes such rules, and prior to commencement of any work

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in the Premises, makes appropriate arrangements with Sublessor; and (iv) any such access shall be at Sublessee’s risk and Sublessor shall have no liability for any loss, damage or injury to Sublessee’s personal property, equipment, employees or agents which may be on or about the Premises during the period of such entry and Sublessee hereby releases Sublessor from any claim with respect thereto from whatever cause.

Sublessee shall peaceably and quietly hold and enjoy the Premises for the Sublease Term, without hindrance from Sublessor or any party claiming, by, through or under Sublessor, but not otherwise, subject to the terms and conditions of this Sublease and subject to the provisions of and rights of Master Lessor under the Master Lease.

SECTION 4. RENT
During the Sublease Term, Sublessee shall pay monthly rent to Sublessor in accordance with the following schedule:

Months	Monthly Installment of Sublease Rent	Annual Sublease Rent per Rentable Square Foot
1-6	$81,501.75	$24.75
7-24	$105,376	$32.00
25-36	$108,669	$33.00
37-40	$111,962	$34.00

The Sublease Rent shall be paid without deduction or set off of any kind, at the address of Sublessor set forth herein or to such other address as Sublessor may designate in writing to Sublessee. Beginning as of January 1, 2018, Sublessee shall pay its pro-rata share of any increase in actual building expenses (including property taxes, insurance, janitorial and operating expenses for the Building) in excess of actual building expenses incurred by Master Lessor for calendar year 2017, which amounts shall be due and payable at the same time and in the same manner as such amounts are payable by Sublessor under the Master Lease.

Provided Sublessee timely pays Sublease Rent and any other amounts due hereunder, Sublessor shall make all required payments to Master Lessor under the Master Lease no later than the date such payments are due thereunder.

SECTION 5. LETTER OF CREDIT
Sublessee shall deliver to Sublessor, upon fulfillment of the conditions precedent prescribed in Section 6A below, as protection for the full and faithful performance by Sublessee of all of its obligations under this Sublease, and for losses and damages Sublessor suffers (or which Sublessor estimates that it may suffer) as a result of any breach or default by Sublessee under this Sublease, an unconditional, clean, irrevocable negotiable standby letter of credit in the amount of $560,000 (the “Letter of Credit”) with a service and claim point in the city of

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Irving, Texas, naming Sublessor as beneficiary, drawn on a bank (the “Bank”) reasonably approved by Sublessor. If Sublessee commits an Event of Default with respect to any provision of this Sublease, including but not limited to the provisions relating to the payment of Rent, and such Event of Default continues beyond the expiration of any applicable grace, notice, or cure period set forth herein, Sublessor may draw upon the Letter of Credit, without prejudice to any other remedy provided in this Lease or by Applicable Laws, and any such draw on the Letter of Credit shall not constitute a waiver of any other rights of Sublessor with respect to such default or failure to perform.

The Letter of Credit shall have an expiration date not earlier than the sixtieth (60th) day after the Sublease Termination Date (or, in the alternative, have a term of not less than one (1) year and be automatically renewable for an additional one (1) year period unless notice of non-renewal is given by the issuer to Sublessor not later than thirty (30) days prior to the expiration thereof), shall provide that Sublessor may make partial and multiple draws thereunder, up to the face amount thereof and shall allow for collection by facsimile or other electronic transmittal. In addition, the Letter of Credit shall provide that, in the event of Sublessor’s assignment or other transfer of its interest in this Lease, the Letter of Credit shall be freely transferable by Sublessor, without charge and without recourse, to the assignee or transferee of such interest and the bank shall confirm the same to Sublessor and such assignee or transferee. The Letter of Credit shall provide for payment to Sublessor upon the issuer’s receipt of a sight draft from Sublessor (including a sight draft presented by facsimile or electronic transmittal) together with Sublessor’s certificate certifying that Sublessor is entitled to such payment pursuant to the provisions of this Lease, and with no other conditions, and otherwise be in form and content satisfactory to Sublessor. If the Letter of Credit has an expiration date earlier than the Sublease Termination Date, then throughout the term hereof (including any renewal or extension of the term) Sublessee shall provide evidence of renewal of the Letter of Credit to Sublessor at least sixty (60) days prior to the date the Letter of Credit expires.

If Sublessor draws on the Letter of Credit pursuant to the terms hereof Sublessee shall within five (5) business days after demand replenish the Letter of Credit or provide Sublessor with an additional letter of credit conforming to the requirement of this Section so that the amount available to Sublessor from the Letter of Credit(s) provided hereunder is the amount specified herein. Sublessee’s failure to deliver any replacement, additional or extension of the Letter of Credit, or evidence of renewal of the Letter of Credit, within the time specified under this Lease shall entitle Sublessor to draw upon the Letter of Credit then in effect and, at Sublessor’s election, constitute an event of default under this Sublease. If Sublessor liquidates the Letter of Credit as provided in the preceding sentence, Sublessor shall hold the funds received from the Letter of Credit as a security deposit for Sublessee’s performance under this Lease. Sublessor may from time to time and without prejudice to any other remedy provided in this Lease or by Applicable Laws, use all or a portion of the security deposit to the extent necessary to satisfy past due rent or to satisfy any other loss or damage resulting from Sublessee’s breach under this Sublease. If Sublessor uses any portion of the security deposit, Sublessee, within five business (5) days after demand, shall restore the security deposit to its original amount. Sublessor shall not be required to segregate such security deposit from its other funds and no interest shall accrue or be payable to Sublessee with respect thereto. Neither Master

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Lessor, nor any lender or any purchaser at any judicial or private foreclosure sale of the Property or any portion thereof shall be responsible to Sublessee for such Letter of Credit or security deposit unless and only to the extent Master Lessor or such lender or purchaser shall have actually received the same. Sublessor shall return the Letter of Credit or the unapplied portion of the security deposit, as applicable, to Sublessee within twenty-one (21) days after the later to occur of the later to occur of the Sublease Termination Date or the date Sublessee surrenders the Premises to Sublessor in the manner required by this Sublease; provided, however, that in no event shall any such return be construed as an admission by Sublessor that Sublessee has performed all of its covenants and obligations hereunder.

Provided Sublessee is not in default under this Sublease and has not previously been in default under this Sublease, the Letter of Credit may be (i) reduced by an amount equal to one month's Sublease Rent on the 1st anniversary of the Sublease Commencement Date, (ii) further reduced by an amount to one month’s Sublease Rent on the 2nd anniversary of the Sublease Commencement Date, and (iii) further reduced by an amount equal to one month's Sublease Rent on the 3rd anniversary of the Sublease Commencement Date. No automatic reduction in the Letter of Credit amount shall be permitted, it being agreed that Sublessee must first request a reduction in the Letter of Credit amount by written notice to Sublessor, which reduction shall be approved by Sublessor so long as Sublessee has complied with the foregoing requirements. Sublessee may accelerate the foregoing first and second reductions of the Letter of Credit by providing evidence to Sublessor of an equity investment in Sublessee and/or a debt facility accessible (to Sublessor’s reasonable satisfaction) to Sublessee equal or greater than $15 million, and/or evidence reasonably satisfactory to the Sublessor, of profitability for at least three consecutive financial quarters. The Letter of Credit shall be reduced by Sublessee causing the Bank to issue an amendment to the Letter of Credit reflecting the new amount.

SECTION 6. CONDITION OF SUBLEASED PREMISES; ALTERATIONS
6.1    Alterations. Sublessee accepts the Premises AS IS as of the date of execution (except for the Retained Liabilities), provided, however, that Sublessor shall present the Premises to Sublessee on the Sublease Commencement Date in a good and clean condition and keep existing data and phone wiring within Premises until Sublessee vacates Premises. Sublessee acknowledges and agrees that neither Sublessor, nor Master Lessor has undertaken any obligation to make or agreed to make any alteration or improvements to the Premises for Sublessee’s use or occupancy thereof. If Sublessee desires to alter or improve the Premises in any way, Sublessee shall first obtain Sublessor’s, and Master Lessor’s prior written consent to any such alteration or improvement. Any such alterations or improvements shall be made, and shall be removed from the Premises and the Premises restored at the end of the term hereof, in accordance with the Master Lease. Sublessee shall be fully responsible for and shall assume all risk of loss of its personal property, furniture, fixtures, equipment, and furnishings in the Premises.

6.3    Low-Voltage Wiring. Sublessee shall complete, at the sole cost and expense of Sublessee, (i) all modifications and additions to existing low-voltage wiring in the Premises to accommodate Sublessee’s computer network and telecommunications needs during the

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Sublease Term, and (ii) the removal of all such low voltage wiring modifications and additions at the end of the Sublease Term.

SECTION 6A. CONDITIONS PRECEDENT

This Sublease and all of Sublessor’s and Sublessee’s obligations hereunder are conditioned upon (i) receipt by Sublessor of the written consent of Master Lessor to this Sublease (the “Consent”) on or before May 1, 2017, and (ii) receipt by Sublessor of a lease termination agreement executed by InfoSpace Holdings, LLC with respect to the 8th floor of the Premises (the “InfoSpace Sublease Termination Agreement”). If the Consent and the Infospace Sublease Termination Agreement are not received on or before May 1, 2017, then this Sublease shall be void and of no force or effect, and neither Sublessor nor Sublessee shall have any further rights against or obligations to the other under this Sublease.

SECTION 7. REPAIRS AND MAINTENANCE
Any repair and maintenance obligations with respect to the Premises, which are the responsibility of Sublessor as Tenant under the Master Lease, shall be performed by Sublessee at Sublessee’s sole cost and expense. Sublessor shall have no liability to Sublessee for Master Lessor’s failure to make any repairs required of it under the Master Lease, provided, however, that Sublessor agrees that Sublessee shall have and may fully exercise all rights available to Sublessor as Tenant under the terms of Article 7 of the Master Lease, and Sublessor shall cooperate with Sublessee, at no cost, expense or liability to Sublessor, and shall use its commercially reasonable efforts to enforce all such rights on behalf of Sublessee at Sublessee’s request.

SECTION 8. UTILITIES AND SERVICES
Sublessee shall be entitled to all those services and utilities which Master Lessor is required to provide under the terms of the Master Lease, including those set forth in Section 6.1 of the Master Lease. Except as provided below, Sublessee shall look solely to Master Lessor for the provision of such services and utilities, and Sublessor shall not be responsible for Master Lessor’s failure to provide the same. Despite the foregoing, Sublessor shall use commercially reasonable efforts, as promptly as reasonably practicable under the circumstances, to secure such performance by Master Lessor of the Master Lease.

SECTION 9. SIGNAGE AND FURNITURE
Subject to Master Lessor granting its consent to the same as and to the extent required by the Master Lease, Sublessee will be entitled to use Sublessor’s interior and exterior building signage rights as provided in the Master Lease.

All furniture set forth in the inventory of furniture provided by the Sublessor to Sublessee prior to or concurrently with the execution of this Sublease shall remain in the Premises and be delivered to the Sublessee as part of the Sublease at no additional cost to Sublessee. At the expiration of the Sublease Term, Sublessee shall buy (for a total purchase price of One Dollar

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($1.00)) all furniture and equipment which remains in the Premises and Sublessee shall be responsible for removing such furniture at the end of the Sublease Term at Sublessee’s expense.

SECTION 10. INSURANCE
Sublessee shall maintain the insurance required under the Master Lease with respect to the Premises and shall name both Sublessor and Master Lessor as additional insureds on such policies. Sublessee shall provide copies of all insurance policies, certificates, or renewals as required under the Master Lease to Sublessor and to Master Lessor.

SECTION 11. ASSIGNMENT AND SUBLETTING
11.1    General. Sublessee shall not have the right to assign or sublet the Premises, in whole or in part, without the prior written consent of Sublessor (such consent not to be unreasonably withheld, conditioned or delayed); provided any such assignment or subletting (i) shall be subject to the terms of the Master Lease, and (ii) shall be subject to Master Lessor’s approval as provided in the Master Lease.

11.2    Transfer Premium. In the event Sublessee sublets the Premises, any Transfer Premium (as defined in the Master Lease) it receives pursuant to this Sublease shall be apportioned 50/50 between Sublessee and Sublessor.

SECTION 12. PARKING
Sublessee will be entitled to parking spaces at the Building consistent with Sublessor’s assigned parking ratio, rates plus tax and the proposed allocation of reserved stalls, and any associated costs prescribed in the Master Lease. Sublessee shall pay market parking costs as prescribed in the Master Lease.

SECTION 13. DEFAULT
If Sublessee fails to perform any obligation under this Sublease and such failure continues beyond the expiration of any applicable grace, notice, or cure period set forth herein, Sublessor shall have all rights and remedies allowed to Master Lessor under the Master Lease. Without limiting the generality of the foregoing, Sublessor retains the right to remove Sublessee from the Premises and to retake possession of the Premises as Tenant under the Master Lease upon an event of default by Sublessee hereunder, as defined in the Master Lease.

SECTION 14. LIMITATIONS ON SUBLESSOR’S LIABILITY
14.1    Representations and Warranties. Except as otherwise specifically set forth herein: (i) Sublessee acknowledges that Sublessor has made no representations or warranties with respect to the Building or the Premises, and (ii) Sublessee accepts the Premises in “as is” condition (except for any Retained Liabilities). Further, if Sublessee is a corporation, partnership, trust, association or other entity, Sublessee and each person executing this Sublease on behalf of Sublessee hereby covenants and warrants that (a) Sublessee is duly incorporated or otherwise established or formed and validly existing under the laws of its state of

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incorporation, establishment or formation, (b) Sublessee has and is duly qualified to do business in the state in which the Building is located, (c) Sublessee has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Sublease and to perform all of Sublessee's obligations under the Sublease, (d) each person (and all of the persons if more than one signs) signing this Sublease on behalf of Sublessee is duly and validly authorized to do so, and (e) the financial statements submitted by Sublessee in connection with the execution of this Sublease were and are complete, accurate and up-to-date financial statements. Further, if Sublessor is a corporation, partnership, trust, association or other entity, Sublessor and each person executing this Sublease on behalf of Sublessor hereby covenants and warrants that (a) Sublessor is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Sublessor has and is duly qualified to do business in the state in which the Building is located, (c) Sublessor has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Sublease and to perform all of Sublessor's obligations under the Sublease, and (d) each person (and all of the persons if more than one signs) signing this Sublease on behalf of Sublessor is duly and validly authorized to do so.

14.2    Successor Liability. If Sublessor assigns its leasehold estate in the Premises as provided for under the Master Lease, Sublessor shall have no obligation to Sublessee that arises after the assignment. Sublessee shall then recognize Sublessor’s assignee as Sublessor under this Sublease, provided that any party succeeding to Sublessor’s rights to the Premises shall agree that Sublessee’s tenancy and its rights hereunder shall not be disturbed so long as Sublessee is not in default of its obligations hereunder.

14.3    Master Lessor’s Performance. Except as otherwise specifically set forth herein, Sublessor shall not be required to perform any of the obligations of Master Lessor under the Master Lease, and insofar as any of the obligations of Sublessor hereunder are required to be performed under the Master Lease by Master Lessor thereunder, Sublessee shall rely on and look solely to Master Lessor for the performance thereof. Any covenants, representations, or other undertakings of Master Lessor under the Master Lease shall not be deemed to be made by, or otherwise constitute obligations of, Sublessor under this Sublease. If Master Lessor shall default in the performance of any of its obligations under the Master Lease pertaining to the Premises, Sublessee shall have the right, at Sublessee’s expense and upon prior notice to Sublessor, and in the name of Sublessor, to make any demand or institute any action or proceeding, in accordance with and not contrary to any provision of the Master Lease, against Master Lessor under the Master Lease for the enforcement of Master Lessor’s obligations thereunder. Despite the foregoing, upon Sublessee’s written request to Sublessor to do so, Sublessor shall use commercially reasonable efforts, as reasonably indicated under the circumstances, to secure such performance by Master Lessor of the Master Lease.

14.4    Indemnity. Except to the extent caused by the negligence or willful misconduct of Sublessor, Sublessee hereby agrees to indemnify, defend, protect, and hold harmless Sublessor, its partners, directors, employees, and agents, from and against any and all losses, liabilities, claims, costs, and expenses, including reasonable attorney fees (collectively, the “Claims”), arising out of or in any way related to (i) Sublessee’s failure to perform its obligations

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under this Sublease, (ii) the Premises, (iii) any breach of the Master Lease caused by Sublessee, (iv) any hold over in the Premises after expiration or earlier termination of this Sublease or the Master Lease (such obligation shall include, without limitation, reimbursing to Sublessor any hold over rent that it is obligated to pay to Master Lessor to the extent in excess of the hold over rent that Sublessee is obligated to pay hereunder) or (v) the acts or omissions of Sublessee or its agents, employees, contractors, customers, or invitees, but only to the extent such Claims have not been caused by Sublessor’s negligent acts or omissions in breach of this Sublease, provided, however, that Sublessee shall have no obligations under this Sublease for, and Sublessor is and shall remain fully liable for, all actions, omissions, costs, losses, liability, penalties, fines or expenses whatsoever of Sublessor as Tenant under the Master Lease arising prior to the Sublease Commencement Date (“Retained Liabilities”), and Sublessor shall indemnify, defend, protect, and hold harmless Sublessee, its partners, directors, employees, and agents, for any and all Claims arising from Retained Liabilities; provided further that Sublessee’s foregoing indemnification obligations are conditioned upon Sublessor (a) promptly notifying Sublessee in writing of the Claims, (b) grants Sublessee sole control of the defense and settlement of the Claims, and (c) at no cost, expense or liability to Sublessor, provides Sublessee with all assistance, information, and authority reasonably required for the defense and settlement of the claim, action, or proceeding.

SECTION 15. SUBORDINATION
This Sublease shall be subject and subordinate to the Master Lease, to any mortgage or deed of trust thereon or on the fee simple interest in the Building or the land on which the Building is located, and to any ground lease of such land; provided, however, Sublessor shall request an SNDA for Sublessee upon and subject to the terms and conditions of Section 18.2 of the Master Lease.

SECTION 16. NOTICES
All notices given pursuant to the provisions of this Sublease shall be in writing and sent by registered or certified mail, return receipt requested, or by a nationally recognized overnight delivery service, or hand delivered, to the following address:

To Sublessee:        Prior to Sublease Commencement Date:
            11332 NE 122nd Way, Suite 300
Kirkland, WA 98034
Attn: General Counsel

After Sublease Commencement Date:
Premises Address

To Sublessor:        Blucora, Inc.
6333 North State Hwy 161
Irving, Texas 75038
Attn: Chief Legal Officer

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SECTION 17. BROKERS
Sublessee represents that Sublessee has not dealt with any brokers, agents or finders in connection with this Sublease other than JLL and agrees to indemnify and hold Sublessor and Master Lessor harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys’ fees) arising from any claims or demands of any other broker, agent or finder with whom Sublessee has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Sublessor or the negotiation with Sublessor of this Sublease. Sublessor represents that Sublessor has not dealt with an brokers, agents or finders in connection with this Sublease, other than Kidder Mathews, LLC and agrees to indemnify and hold Sublessee and Master Lessor harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys’ fees) arising from any claims or demands of any broker, agent or finder with whom Sublessor has dealt for any commission or fee alleged to be due in connection with its participation in the marketing of the Premises, procurement of Sublessee or the negotiation with Sublessee of this Sublease.

SECTION 18. MISCELLANEOUS PROVISIONS
18.1    Attorneys’ Fees. In the event of any action to enforce this Sublease, for interpretation or construction hereof, or on account of any breach or default hereunder, including, without limitation, any proceeding under the U.S. Bankruptcy Code, the prevailing party in such action shall be entitled to recover from the other party, in addition to all other relief, all reasonable costs and attorney fees incurred by the prevailing party in connection with such action, including, but not limited to, any trial, arbitration, or appeal thereof .

18.2    Time is of the Essence. The times set forth in this Sublease and in the Master Lease for the curing of defaults (as made applicable to Sublessee by this Sublease) are of the essence of this Sublease provided, however, that the foregoing provision shall not be construed to limit or deprive a party of the benefits of any grace or notice periods provided for herein.

18.3    Construction. This Sublease shall be governed by and construed in accordance with the laws of the State of Washington, and shall not be interpreted for or against either party as a result of the drafting hereof. The captions appearing in this Sublease are not to be construed as interpretations of the text, but are inserted only for the convenience and reference of the reader. The use of the singular in this Sublease includes the plural, and the use of the plural includes the singular. The use of one gender form includes the other genders. All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Master Lease.

18.4    Integration and Modifications. This Sublease is the entire, final, and complete agreement of the parties with respect to the matter set forth in this Sublease, and supersedes and replaces all prior written and oral agreements between the parties or their representatives with respect to such matters. This Sublease may not be modified except by endorsement in writing attached to this Sublease dated and signed by the parties.

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18.5    Binding Effect; Joint and Several Liability. Subject to the provisions of Section 6A hereof, including (i) receipt by Sublessor of Consent of the Master Lessor to the entry into this Sublease, and (ii) receipt by Sublessor of the InfoSpace Sublease Termination Agreement, this Sublease shall bind and inure to the benefit of the parties hereto, as well as their respective successors and assigns. No personal liability or personal responsibility is assumed by, or shall at any time be asserted or enforceable against, Sublessor’s or Sublessee’s respective directors, officers, employees, consultants or advisors on account of this Sublease or on account of any covenant, undertaking or agreement of Sublessor or Sublessee contained in this Sublease.

18.6    Severability. If any provision of this Sublease shall be found invalid or unenforceable, such provision shall be ineffective and shall not invalidate the remaining portions of this Sublease.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.
SUBLESSOR:
Blucora, Inc.

By: /s/ Eric M. Emans
                        Name: Eric M. Emans
Title: Chief Financial Officer & Treasurer

STATE OF Washington)
) ss.
COUNTY OF    King)

I certify that I know or have satisfactory evidence that Eric M. Emans is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Chief Financial Officer & Treasurer of Blucora, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

Julia C. Dallas
Notary Public
My Appointment Expires: 1/20/18

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SUBLESSEE:
Xevo Inc.

By: /s/ David Barclay
                        Name: David Barclay
Title: Chief Financial Officer

STATE OF WASHINGTON    )
) ss.
COUNTY OF    KING     )

I certify that I know or have satisfactory evidence that David Barclay is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of Xevo, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

/s/ Nikki McCoy
Notary Public
My Appointment Expires: 12/15/2020

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EXHIBIT A
Depiction of Subleased Premises

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EXHIBIT A-1

PLAZA CENTER

PROJECT LEGAL DESCRIPTION

PARCEL A:

LOTS 5, 6, 7 AND 8, BLOCK 1, CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 49 OF PLATS, PAGES 58 AND 59, IN KING COUNTY, WASHINGTON;

EXCEPT THAT PORTION OF SAID LOT 8 LYING EASTERLY OF A LINE THAT IS 30 FEET WEST OF THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL B:

THAT PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 92 FEET OF SAID SUBDIVISION WITH THE FORMER NORTH LINE OF NORTHEAST 8TH STREET, SAID POINT BEING NORTH 01°13'30" EAST, A DISTANCE OF 33.00 FEET FROM THE SOUTH LINE OF SAID SUBDIVISION;
THENCE NORTH 01°13'30" EAST, A DISTANCE OF 147.01 FEET TO THE SOUTH LINE OF CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 49 OF PLATS, PAGES 58 AND 59, IN KING COUNTY WASHINGTON;
THENCE NORTH 88°04'22" WEST, ALONG SAID SOUTH LINE, A DISTANCE OF 172.02 FEET TO THE WEST LINE OF SAID PLAT OF CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE PRODUCED SOUTH;
THENCE NORTH 01°13'30" EAST, ALONG SAID WEST LINE, TO THE NORTHEAST CORNER OF THE PROPERTY CONVEYED TO JEFFREY BUILDING COMPANY BY DEED RECORDED AUGUST 31, 1976 UNDER RECORDING NO. 7608310501;
THENCE WEST, ALONG THE NORTH LINE OF SAID PROPERTY CONVEYED RECORDED AUGUST 31, 1976 UNDER RECORDING NO. 7608310501, A DISTANCE OF 241 FEET TO THE NORTHWEST CORNER THEREOF, SAID POINT BEING ON THE EAST LINE OF THE PROPERTY SOLD TO JEFFREY BUILDING COMPANY UNDER INSTRUMENT RECORDED UNDER RECORDING NO. 6199084;
THENCE NORTH ALONG SAID EAST LINE, TO THE NORTHEAST CORNER THEREOF, BEING A POINT ON THE SOUTH LINE OF THE NORTH 315 FEET OF SAID SUBDIVISION;
THENCE WEST, ALONG THE SOUTH LINE OF SAID NORTH 315 FEET, TO THE EAST LINE OF 108TH AVENUE NORTHEAST;
THENCE 01°20'51" EAST ALONG SAID EAST LINE, 305.02 FEET TO A POINT ON THE NORTH LINE OF NORTHEAST 8TH STREET, BEING 40 FEET NORTHERLY OF THE SOUTH LINE OF SAID SUBDIVISION;
THENCE ALONG THE NORTHERLY LINE OF SAID STREET THE FOLLOWING COURSES AND DISTANCES:
THENCE SOUTH 88°04'22" EAST, A DISTANCE OF 185.71 FEET;

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[Blucora, Inc.]

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THENCE SOUTH 01°20'30" WEST, 7.00 FEET;
THENCE SOUTH 88°04'22" EAST, 180.53 FEET;
THENCE SOUTH 01°13'30" WEST, 3.00 FEET;
THENCE SOUTH 88°04'22" EAST, 80.02 FEET;
THENCE NORTH 01°13'30" EAST, 3.00 FEET;
THENCE SOUTH 88°04'22" EAST, 92.00 FEET TO THE POINT OF BEGINNING;

EXCEPT THAT PORTION LYING EAST OF THE SOUTHERLY PRODUCTION OF THE WEST LINE OF CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 49 OF PLATS, PAGES 58 AND 59, IN KING COUNTY WASHINGTON;

AND EXCEPT THAT PORTION CONVEYED TO THE CITY OF BELLEVUE FOR ROAD BY DEED RECORDED DECEMBER 9, 1977 UNDER RECORDING NO. 7712090814;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL C:

THE EAST 264 FEET OF THE SOUTH 180 FEET OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

EXCEPT THAT PORTION LYING EASTERLY OF A LINE THAT IS 30 FEET WEST OF THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29;

AND EXCEPT THAT PORTION LYING SOUTH OF A LINE THAT IS 44 FEET NORTH OF THE SOUTH LINE OF SECTION 29;

AND EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF BELLEVUE FOR SIDEWALKS, STREET AND UTILITIES, BY INSTRUMENT RECORDED AUGUST 4, 1983 UNDER RECORDING NO. 8308040699;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

TAX ACCOUNT NOS. **292505-9048**
292505-9357
292505-9358

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EXHIBIT A-1
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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.1

EXHIBIT B
Copy of Master Lease

28096-1611/134665466.3

FIRST AMENDMENT TO OFFICE LEASE

This First Amendment to Office Lease (this "**First Amendment**") is made and entered into as of November 5, 2013, by and between PLAZA CENTER PROPERTY LLC, a Delaware limited liability company ("**Landlord**"), and BLUCORA, INC., a Delaware corporation ("**Tenant**").

RECITALS:

A. Landlord and Tenant entered into that certain Office Lease, dated July 13, 2012 (the "**Lease**"), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord 36,763 rentable square feet of space (the "**Existing Premises**") located on the eighth (8th) and ninth (9th) floors of the building located at 10900 NE 8th Street, Bellevue, Washington (the "**Building**").

B. Landlord and Tenant desire to amend the Lease upon the terms and conditions set forth in this First Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1. **Capitalized Terms.** All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease, unless expressly superseded by the terms of this First Amendment.

2. **Expansion Premises.** Effective as of the "Expansion Premises Commencement Date," as that term is defined in Section 3, below, the "Premises," as that term is defined in the Lease, shall include the Existing Premises and 2,753 rentable square feet of space located on the eighth (8th) floor of the Building known as Suite 820, as set forth on **Exhibit A** attached hereto (the "**Expansion Premises**"). The rentable square footage of the Expansion Premises shall be as set forth herein and shall not be subject to remeasurement or modification. Except as specifically set forth in the Lease, as amended hereby, including the Tenant Work Letter attached hereto as **Exhibit B** (the "**Tenant Work Letter**"), Tenant shall accept the Expansion Premises in its existing, "as is" condition and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Expansion Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Expansion Premises or with respect to the suitability of the Expansion Premises for the conduct of Tenant's business, except as set forth in the Lease, as amended (including the Tenant Work Letter).

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3. **Expansion Term.** The term of Tenant's lease of the Expansion Premises shall commence upon the date (the "**Expansion Premises Commencement Date**") that is the earlier to occur of (i) the date Tenant commences the conduct of business in any portion of the Expansion Premises, and (ii) the date on which Landlord delivers possession of the Expansion Premises to Tenant, and shall continue through and include the Lease Expiration Date (which is September 30, 2020), unless the Lease, as amended by this First Amendment, is sooner terminated or extended as provided in the Lease. Landlord shall deliver the Expansion Premises to Tenant within one (1) business day following the date of the full execution and unconditional delivery of this First Amendment by Landlord and Tenant. The term of Tenant's lease of the Expansion Premises, commencing as of the Expansion Premises Commencement Date and continuing through and including the Lease Expiration Date, shall be referred to herein as the "**Expansion Term**".

4. **Rent.**

4.1 **Base Rent.**

4.1.1 **In General.** During the Expansion Term, Tenant shall pay monthly Base Rent for the Expansion Premises in the amounts set forth below, in accordance with the terms of the Lease.

Period During Expansion Term	Monthly Installment of Base Rent	Annual Base Rent per Rentable Square Foot
Expansion Premises Commencement Date – 6/30/14	[redacted]	[redacted]
7/1/14 – 9/30/14	[redacted]	[redacted]
10/1/14 – 9/30/15	[redacted]	[redacted]
10/1/15 – 9/30/16	[redacted]	[redacted]
10/1/16 – 9/30/17	[redacted]	[redacted]
10/1/17 – 9/30/18	[redacted]	[redacted]
10/1/18 – 9/30/19	[redacted]	[redacted]
10/1/19 – 9/30/20	[redacted]	[redacted]

4.1.2 **Abated Base Rent.** Notwithstanding anything in Section 4.1.1, above, to the contrary, provided that Tenant is not in default of the Lease, as amended hereby, after the expiration of any applicable notice and cure period, Tenant shall not be obligated to pay the monthly Base Rent attributable to the Expansion Premises for period commencing as of the

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[Blucora, Inc.]

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Expansion Premises Commencement Date and continuing until June 30, 2014. Section 3.2 of the Lease shall be inapplicable in connection with Tenant's lease of the Expansion Premises.

4.2 **Tenant's Share of Direct Expenses.** During the Expansion Term, Tenant shall pay Tenant's Share of Direct Expenses with respect to the Expansion Premises in accordance with the terms of the Lease, provided that, notwithstanding anything in the Lease to the contrary, with respect to the Expansion Premises, (i) the Base Year shall be the calendar year 2014, and (ii) Tenant's Share shall equal 0.7966%.

4.3 **Prepaid Rent.** Upon Tenant's execution of this First Amendment, Tenant shall pay to Landlord an amount equal to $7,914.88, which amount shall be applied to the first Base Rent payable by Tenant with respect to the Expansion Premises pursuant to the terms of the Lease, as amended hereby.

5. **Parking.** During the Expansion Term, in connection with Tenant's lease of the Expansion Premises, notwithstanding the terms of Section 9 of the Summary, Tenant shall have the right, but not the obligation, to lease eight (8) unreserved parking passes in the Project parking facility (the "**Expansion Parking Passes**"), subject to and in accordance with the terms of Article 28 of the Lease, including, without limitation, the obligation of Tenant to pay the Parking Charge (at the rate applicable from time to time to Tenant's parking passes provided in connection with the Existing Premises), plus any applicable taxes, with respect to the Expansion Parking Passes.

6. **Tenant Termination Right.** Landlord and Tenant hereby acknowledge and agree that the termination right provided to Tenant under Section 2.3 of the Lease shall apply to all (and not less than all) of the Premises (including the Existing Premises and the Expansion Premises). Notwithstanding anything in Section 2.3 of the Lease to the contrary, Landlord and Tenant hereby acknowledge and agree that the "**Termination Fee**" shall be deemed to equal [redacted] The foregoing Termination Fee shall not be subject to modification or recalculation.

7. **Exhibit A to Lease.** Landlord and Tenant hereby acknowledge and agree that page 2 of **Exhibit A** to the Lease (i.e., the outline of the portion of the Premises located on the 9th floor of the Building) is hereby deleted and is replaced with **Exhibit C** to this First Amendment.

8. **Brokers.** Landlord and Tenant hereby warrant to each other that, other than CAC Group, Inc. and Kidder, Mathews & Segner, Inc. (collectively, the "**Brokers**"), they have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than Brokers. The terms of this Section 8 shall survive the expiration or earlier termination of the Lease, as hereby amended.

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[Blucora Inc.]

28096-1611/134665466.3

9. **Counterparts.** This First Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this First Amendment, and all such counterparts together shall constitute one and the same First Amendment.

10. **No Further Modification.** Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall prevail.

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"LANDLORD":

PLAZA CENTER PROPERTY LLC,
a Delaware limited liability company

By: Jeremy B. Fletcher
Jeremy B. Fletcher,
Senior Managing Director

"TENANT":

BLUCORA, INC., a Delaware corporation

By: ______________________

Its: CFO

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PLAZA CENTER
[Blucora, Inc.]

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NOTARY PAGE

STATE OF Washington)
) ss.
COUNTY OF King)

Dated: Nov 5 2013

(Signature)

(Seal or stamp)

Title: Notary Public

Notary Public in and for the State of Washington

My appointment expires: 4-4-14

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PLAZA CENTER
[Blucora, Inc.]

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STATE OF CALIFORNIA )
) ss.
COUNTY OF LOS ANGELES )

On Nov. 8 2013, before me, Marilyn Kalif, a Notary Public, personally appeared Jeremy B. Fletcher, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature] (Seal)

MARILYN KALIF
Commission # 2008211
Notary Public - California
Los Angeles County
My Comm. Expires Mar 20, 2017

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PLAZA CENTER
[Blucora, Inc.]

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EXHIBIT A

OUTLINE OF EXPANSION PREMISES

NORTH

PLAZA CENTER
SUITE 820

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EXHIBIT A
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PLAZA CENTER
[Blucora. Inc.]

28096-1611/134665466.1

28096-1611/134665466.1

EXHIBIT B

TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Expansion Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Expansion Premises, in sequence, as such issues will arise during the actual construction of the Expansion Premises.

SECTION 1

DELIVERY OF THE EXPANSION PREMISES AND BASE BUILDING

Upon the full execution and delivery of this First Amendment by Landlord and Tenant, Landlord shall deliver the Expansion Premises and "Base Building," as that term is defined below, to Tenant, and Tenant shall accept the Expansion Premises and Base Building from Landlord in their presently existing, "as-is" condition. The "Base Building" shall consist of those portions of the Expansion Premises which were in existence prior to the construction of tenant improvements in the Expansion Premises.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of One Hundred Twenty Thousand and Fifty-Eight and 33/100 Dollars ($120,058.33) for the costs relating to the initial design and construction of Tenant's improvements, which are permanently affixed to the Expansion Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. Notwithstanding any provision to the contrary contained herein, to the extent any portion of the Tenant Improvement Allowance is unused by Tenant (with all documentation required under this Tenant Work Letter delivered to Landlord) as of the date that is nine (9) months following the Expansion Premises Commencement Date, then the remaining balance thereof shall revert to Landlord, and Tenant shall have no right to use such amount for any remaining improvements or alterations, nor as a Rent credit or cash allowance.

2.2 Disbursement of the Tenant Improvement Allowance.

2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for costs related to the design and construction of the Tenant Improvements, including, without limitation, the following items and costs (collectively the "Tenant Improvement Allowance Items"):

2.2.1.1 Payment of the fees of the "Architect", as that term is defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of

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[Blucora, Inc.]

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documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter;

2.2.1.2 The payment of engineering fees and plan check, permit and license fees relating to construction of the Tenant Improvements;

2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors' fees and general conditions;

2.2.1.4 The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "Code");

2.2.1.6 The cost of the "Coordination Fee," as that term is defined in Section 4.2.2 of this Tenant Work Letter;

2.2.1.7 Sales and use taxes;

2.2.1.8 Costs for telecommunications cabling to be installed in the Expansion Premises; and

2.2.1.9 All other costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

2.2.2.1 Monthly Disbursements. On or before first (1st) the day of each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of the work completed and estimates of the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Expansion Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of the Revised Code of Washington, or any successor statutes; and (iv) all other information regarding such costs reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. Thereafter, Landlord

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shall deliver a check to Tenant made payable to Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.5 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable to Tenant shall be delivered by Landlord to Tenant following the completion of construction of the Expansion Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with the Revised Code of Washington, or any successor statutes, (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building and (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Expansion Premises has been substantially completed.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been disbursed under this Tenant Work Letter shall be deemed Landlord's property under the terms of the Lease, as amended hereby.

2.3 Standard Tenant Improvement Package. Landlord has established specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Expansion Premises (collectively, the "Standard Improvement Package"), which Specifications shall be or have been supplied to Tenant by Landlord. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that the Tenant Improvements shall comply with certain Specifications as designated by Landlord prior to Landlord's approval of the Approved Working Drawings.

SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain SKB Architects (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. The plans and drawings to be prepared by Architect under this Tenant Work Letter shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown

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on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in the Lease shall specifically apply to the Construction Drawings.

3.2 Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Expansion Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, equipment to be contained therein, and water access points. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Expansion Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require. Landlord shall not unreasonably withhold or condition its consent to the Final Space Plan provided by Tenant hereunder.

3.3 Final Working Drawings. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect to complete the architectural drawings for the Expansion Premises, and Architect shall compile a fully coordinated set of architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval, which consent shall not be unreasonably withheld or conditioned. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Expansion Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate municipal authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit for the Tenant Improvements and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant (at no cost to Landlord) in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit.

3.4 Systems Plans. After the Final Working Drawings are approved by Landlord, Tenant shall cause Contractor and/or the subcontractors retained in connection with the Tenant Improvements (the "Subcontractors") to prepare structural, mechanical, electrical, plumbing,

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[Blucora, Inc.]

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HVAC, life safety and sprinkler system plans as reasonably required in connection with the Tenant Improvements (collectively, the "Systems Plans"). Tenant shall supply such information as is necessary to allow the Systems Plans to be prepared in a form acceptable to Landlord and which is complete to obtain all applicable permits and in a manner that is consistent with, and is a logical extension of, the Final Working Drawings as approved by Landlord, which consent shall not be unreasonably withheld or conditioned. Tenant shall submit the Systems Plans to Landlord for Landlord's approval. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Systems Plans for the Expansion Premises if the same are unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Systems Plans in accordance with such review and any disapproval of Landlord in connection therewith. After approval by Landlord of the Systems Plans, Tenant shall cause Contractor to cause the applicable Subcontractor to submit the Systems Plans to the appropriate municipal authorities for all building permits relating thereto. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit relating to the System Plans and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant (at no cost to Landlord) in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permits.

3.5 Approved Working Drawings. The Final Working Drawings and the Systems Plans shall be approved by Landlord (collectively, the "Approved Working Drawings") in accordance with the terms of this Tenant Work Letter prior to the commencement of construction of the Expansion Premises by Tenant.

3.6 Certificate of Occupancy. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any certificate of occupancy for the Expansion Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant (at no cost to Landlord) in performing ministerial acts reasonably necessary to enable Tenant to obtain any such certificate of occupancy.

3.6 Change Orders. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld and shall be granted or denied within five (5) business days following Tenant's written request therefor.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Tenant's Selection of Contractors.

4.1.1 The Contractor. Landlord hereby approves GLY Construction ("Contractor") as the general contractor that shall construct the Tenant Improvements. Should Tenant desire to retain any other general contractor as "Contractor," the same shall be subject to Landlord's approval (which shall not be unreasonably withheld).

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EXHIBIT B
-5-
PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

4.1.2 Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, provided that Landlord may require Tenant to retain one or more subcontractors designated by Landlord. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval, which consent shall not be unreasonably withheld, conditioned or delayed.

4.2 Construction of Tenant Improvements by Tenant's Agents.

4.2.1 Construction Contract; Cost Budget. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its records. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted substantially all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, to the extent then available on a commercially reasonable basis, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.2.1.1 through 2.2.1.9, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"). Tenant shall supply Landlord with additional information regarding the Final Costs, or updates with respect thereto, as requested by Landlord from time to time. Tenant shall be responsible for the payment of all costs incurred in connection with or related to the design and construction of the Tenant Improvements to the extent the same exceed the Tenant Improvement Allowance (any such excess to be referred to herein as the "Over-Allowance Amount"). Tenant shall timely pay any Over-Allowance Amount due in connection with the design and construction of the Tenant Improvements and shall supply Landlord with the information set forth in items (ii), (iii) and (iv) of Section 2.2.2.1 of this Tenant Work Letter prior to the disbursement by Tenant of any such Over-Allowance Amount.

4.2.2 Tenant's Agents.

4.2.2.1 Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall pay a logistical coordination fee (the "Coordination Fee") to Landlord in an amount equal to the product of (i) two percent (2%) and (ii) the sum of the Tenant Improvement Allowance and any other amounts expended by Tenant in connection with the design and construction of the Tenant

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EXHIBIT B
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PLAZA CENTER
[Bhcora, Inc.]

28096-1611/134665466.3

Improvements, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements.

4.2.2.2 Indemnity. Tenant's indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements. Such indemnity by Tenant, as set forth in the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Expansion Premises.

4.2.2.3 Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor or subcontractors. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

4.2.2.4 Insurance Requirements.

4.2.2.4.1 General Coverages. All of Tenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the Lease.

4.2.2.4.2 Special Coverages. Tenant shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry Commercial General Liability and Umbrella Liability insurance, each on an occurrence form, insuring claims for bodily injury and property damage, including products and completed operation insurance, with limits of amounts not less than $5,000,000 per occurrence and in aggregate per location. All

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EXHIBIT B
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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

such insurance shall be in form and with companies as are required to be carried by Tenant as set forth in the Lease.

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies (with the exception of workers compensation insurance but specifically including Products and Completed Operation Coverage for the ten (10) year period) carried under this Section 4.2.2.4 shall insure Landlord and Tenant as additional insureds, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance maintained by Tenant's Agents shall preclude subrogation claims by the insurer against Landlord and any party required by Landlord to be named as an additional insured. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. At such time during the construction of the Tenant Improvements as the Existing Premises shall be accessible directly from the Expansion Premises, Landlord hereby agrees to provide not less than twenty-four (24) hours notice to Tenant prior to any entry under this Section 4.2.4. Should Landlord disapprove any portion of the Tenant Improvements due to a defect or due to a deviation from the Approved Working Drawings, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided

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EXHIBIT B
-8-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

however, that in the event Landlord reasonably determines that a defect or deviation exists or reasonably disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord reasonably deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's reasonable satisfaction.

4.2.5 Meetings. Commencing upon the execution of this First Amendment, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

4.3 Copy of Record Set of Plans. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, as amended hereby, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Expansion Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Expansion Premises.

SECTION 5

MISCELLANEOUS

5.1 Tenant's Representative. Tenant has designated Jack Beaudoin of Spring Street Company, LLC, as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

5.2 Landlord's Representative. Landlord has designated Mr. Steve Fogarty as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

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EXHIBIT B
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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

5.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

5.4 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Lease, as amended hereby, if an event of default as described in the Lease, as amended hereby, after the expiration of any applicable notice and cure period, or this Tenant Work Letter has occurred at any time on or before the completion of the Expansion Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, as amended hereby, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Expansion Premises (in which case, Tenant shall be responsible for any delay in the completion of the Expansion Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease, as amended hereby (in which case, Tenant shall be responsible for any delay in the completion of the Expansion Premises caused by such inaction by Landlord).

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EXHIBIT B
-10-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

28096-1611/134665466.3

EXHIBIT C

OUTLINE OF PORTION OF PREMISES LOCATED ON 9TH FLOOR

PLAZA CENTER
SUITE 900
22,490 RSF
NORTH

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EXHIBIT C
-1-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

OFFICE LEASE

PLAZA CENTER
BELLEVUE, WASHINGTON

PLAZA CENTER PROPERTY LLC,

a Delaware limited liability company

as Landlord,

and

BLUCORA, INC.,

a Delaware corporation,

as Tenant.

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PLAZA CENTER
[Blucora, Inc.]

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TABLE OF CONTENTS

		Page
ARTICLE 1	PREMISES, BUILDING, PROJECT, AND COMMON AREAS	3
ARTICLE 2	LEASE TERM	4
ARTICLE 3	BASE RENT	6
ARTICLE 4	ADDITIONAL RENT	6
ARTICLE 5	USE OF PREMISES	13
ARTICLE 6	SERVICES AND UTILITIES	13
ARTICLE 7	REPAIRS	16
ARTICLE 8	ADDITIONS AND ALTERATIONS	16
ARTICLE 9	COVENANT AGAINST LIENS	18
ARTICLE 10	INSURANCE	18
ARTICLE 11	DAMAGE AND DESTRUCTION	21
ARTICLE 12	NONWAIVER	22
ARTICLE 13	CONDEMNATION	22
ARTICLE 14	ASSIGNMENT AND SUBLETTING	23
ARTICLE 15	SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES	26
ARTICLE 16	HOLDING OVER	26
ARTICLE 17	ESTOPPEL CERTIFICATES	27
ARTICLE 18	SUBORDINATION	27
ARTICLE 19	DEFAULTS; REMEDIES	28
ARTICLE 20	COVENANT OF QUIET ENJOYMENT	30
ARTICLE 21	LETTER OF CREDIT	30
ARTICLE 22	INTENTIONALLY DELETED	34
ARTICLE 23	SIGNS	34
ARTICLE 24	COMPLIANCE WITH LAW	35
ARTICLE 25	LATE CHARGES	36
ARTICLE 26	LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT	36
ARTICLE 27	ENTRY BY LANDLORD	36
ARTICLE 28	TENANT PARKING	37
ARTICLE 29	MISCELLANEOUS PROVISIONS	37

EXHIBITS

A	OUTLINE OF PREMISES
A-1	LEGAL DESCRIPTION
B	TENANT WORK LETTER
B-1	APPROVED EQUIPMENT
C	FORM OF NOTICE OF LEASE TERM DATES
D	RULES AND REGULATIONS
E	FORM OF TENANT'S ESTOPPEL CERTIFICATE
F	FORM OF LETTER OF CREDIT

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PLAZA CENTER
[Blucora, Inc.]

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INDEX

Page(s)

Abatement Event ... 30
Accountant ... 13
Adjacent Building ... 3
Alterations ... 16
Applicable Laws ... 35
Approved Equipment ... 15
Bank ... 31
Bank Credit Threat ... 32
Bankruptcy Code ... 32
Base Rent ... 6
Base Year ... 7
Brokers ... 40
Building ... 3
Building Common Areas ... 3
Building Hours ... 13
Common Areas ... 3
Comparable Buildings ... 4
Comparable Transactions ... 4
Concessions ... 6
Contemplated Effective Date ... 24
Contemplated Transfer Space ... 24
Cosmetic Alterations ... 16
Cost Pools ... 11
Credit Rating Threshold ... 31
Customary Tenant Equipment ... 15
Deposit Period ... 33
Direct Expenses ... 7
Eligibility Period ... 30
Estimate ... 12
Estimate Statement ... 12
Estimated Excess ... 12
Excess ... 11
Expense Year ... 7
FDIC ... 33
Force Majeure ... 39
Holidays ... 13
HVAC ... 13
Identification Requirements ... 41
Intention to Transfer Notice ... 24
Interest Rate ... 36
Interim Cash Deposit ... 33
Landlord ... 1
Landlord Parties ... 18
Landlord Repair Notice ... 21
L-C ... 31
L-C Amount ... 31
LC Expiration Date ... 31
LC Replacement Notice ... 33
Lease ... 1
Lease Commencement Date ... 4
Lease Expiration Date ... 4
Lease Term ... 4
Lease Year ... 4

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[Blucora, Inc.]

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Page(s)

Lines 41
Mail 39
Matters of Record 13
Monument 35
Nine Month Period 25
Notices 39
Operating Expenses 7
Option Exercise Notice 5
Option Interest Notice 5
Option Rent 4
Option Rent Notice 5
Option Term 4
Original Improvements 20
Original Tenant 4
Outside Agreement Date 5
Parking Charge 37
Permitted Assignee 4
Premises 3
Project 3
Recapture Notice 24
Receivership 33
Reduction Date 34
Renovations 41
Security Deposit Laws 32
SNDA 27
Statement 11
Subject Space 23
Summary 1
Tax Decrease 11
Tax Expenses 10
Tenant 1
Tenant Parkers 37
Tenant Parties 19
Tenant Work Letter 3
Tenant's Security System 14
Tenant's Share 11
Tenant's Sign 35
Termination Date 6
Termination Fee 6
Termination Notice 6
Transfer Notice 23
Transferee 23
Unused L-C Proceeds 33

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(iii)

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

PLAZA CENTER

OFFICE LEASE

This Office Lease (the "**Lease**"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "**Summary**"), below, is made by and between PLAZA CENTER PROPERTY LLC, a Delaware limited liability company ("**Landlord**"), and BLUCORA, INC., a Delaware corporation ("**Tenant**").

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE	DESCRIPTION
1. Date:	July 13, 2012
2. Premises (Article 1):	
2.1 Building:	10900 NE 8th Street, Bellevue, Washington, which is located on a portion of the real property more particularly described on **Exhibit A-1**, attached hereto
2.2 Premises:	Approximately 36,763 rentable square feet of space, comprised of 14,273 rentable square feet of space located on the eighth (8th) floor of the Building and 22,490 rentable square feet of space located on the ninth (9th) floor of the Building, all as further set forth in **Exhibit A** to this Lease.
3. Lease Term (Article 2):	
3.1 Length of Term:	Approximately seven (7) years and seven (7) months.
3.2 Lease Commencement Date:	The later to occur of (i) the date upon which the Premises are Ready for Occupancy (which is anticipated to be March 1, 2013), and (ii) March 1, 2013.
3.3 Lease Expiration Date:	If the Lease Commencement Date shall be the first day of a calendar month, then the day immediately preceding the ninety-one (91) month anniversary of the Lease Commencement Date; or, if the Lease Commencement Date shall be other than the first day of a calendar month, then the last day of the month in which the ninety-one (91) month anniversary of the Lease Commencement Date occurs.

4. Base Rent (Article 3):

Month During Lease Term	Annual Base Rent	Monthly Installment of Base Rent	Annual Base Rent per Rentable Square Foot
*1-19	[redacted]	[redacted]	[redacted]
20-31	[redacted]	[redacted]	[redacted]
32-43	[redacted]	[redacted]	[redacted]

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44-55	[redacted]	[redacted]	[redacted]
56-67	[redacted]	[redacted]	[redacted]
68-79	[redacted]	[redacted]	[redacted]
80 – Lease Expiration Date	[redacted]	[redacted]	[redacted]

*Subject to the terms of Section 3.2 of this Lease

5. Base Year (Article 4): Calendar year 2013.

6. Tenant's Share (Article 4): 10.6379%.

7. Permitted Use (Article 5): General office use.

8. Letter of Credit (Article 21): [redacted]

9. Parking Passes (Article 28): Three (3) unreserved parking passes for every 1,000 rentable square feet of the Premises, subject to the terms of Article 28 of the Lease.

10. Address of Tenant (Section 29.18):

Blucora, Inc.
601 108th Avenue NE, Suite 1200
Bellevue, WA 98004
Attention: General Counsel
(Prior to Lease Commencement Date)

and

Blucora, Inc.
10900 NE 8th Street, Suite 800
Bellevue, Washington 98004
Attention: General Counsel
(After Lease Commencement Date)

11. Address of Landlord (Section 29.18): See Section 29.18 of the Lease.

12. Broker(s) (Section 29.24):

The CAC Group
10900 NE 8th Street, Suite 610
Bellevue, Washington 98004

And

Kidder Mathews
601 Union Street
Suite 4270
Seattle, WA 98101

13. Tenant Improvements: See **Exhibit B**, attached hereto.

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PLAZA CENTER
[Blucora, Inc.]

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ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

1.1 **Premises, Building, Project and Common Areas**.

1.1.1 **The Premises**. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "**Premises**"). The outline of the Premises is set forth in **Exhibit A** attached hereto and the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary (which shall not be subject to re-measurement or modification). The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth. The parties hereto hereby acknowledge that the purpose of **Exhibit A** is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as **Exhibit B** (the "**Tenant Work Letter**"), Tenant shall accept the Premises in their existing, "as is" condition and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. Except when Tenant's right of access is temporarily suspended as the result of (i) an event of "Force Majeure", as that term is defined in Section 29.16 of this Lease, (ii) the application or enforcement "Applicable Law," as that term is defined in Article 24 of this Lease, or (iii) a provision of this Lease, Tenant shall have the right of ingress and egress to the Premises, the Building, and the Project parking areas twenty-four (24) hours per day, seven (7) days per week on each day during the Lease Term.

1.1.2 **The Building and The Project**. The Premises are a part of the building set forth in Section 2.1 of the Summary (the "**Building**"). The Building is part of an office project currently known as "Plaza Center." The term "**Project**," as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the building located at 10800 NE 8th Street, Bellevue, Washington (the "**Adjacent Building**"), and (iii) the land (which is improved with landscaping, parking facilities and other improvements) upon which the Building, the Adjacent Building and the Common Areas are located.

1.1.3 **Common Areas**. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its reasonable discretion, are collectively referred to herein as the "**Common Areas**"). In connection with the foregoing rules and regulations, Landlord hereby agrees that Landlord shall not enforce the same in a discriminatory manner. The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas." The term "**Project Common Areas**," as used in this Lease, shall mean the portion of the Project reasonably designated as such by Landlord. The term "**Building Common Areas**," as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be at the reasonable discretion of Landlord (provided that such maintenance and operation shall be at least materially consistent with the standard for maintenance and operation performed by landlords of "Comparable Buildings," as that term is defined in Section 2.2.2 of this Lease) and the use thereof shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas, provided that, in connection therewith, Landlord shall not materially interfere with Tenant's access to, parking for, and the conduct of Tenant's business at, the Premises.

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PLAZA CENTER
[Bioccora, Inc.]

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ARTICLE 2

LEASE TERM

2.1 **In General**. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "**Lease Term**") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "**Lease Commencement Date**"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "**Lease Expiration Date**") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "**Lease Year**" shall mean each consecutive twelve (12) month period during the Lease Term, provided that the first Lease Year shall commence on the Lease Commencement Date and end of the expiration of the last day of the twelfth (12th) full calendar month thereafter and the last Lease Year shall end on the Lease Expiration Date. If the Premises are Ready for Occupancy before March 1, 2013, Tenant shall have the right to occupy the Premises for the conduct of Tenant's business following the date the Premises are Ready for Occupancy but prior to the Lease Commencement Date, provided that (i) Tenant shall give Landlord at least five (5) days' prior notice of any such occupancy of the Premises, and (ii) all of the terms and conditions of this Lease shall apply, other than Tenant's obligation to pay "Base Rent," as that term is defined in Article 3 below, and "Tenant's Share" of the "Direct Expenses," as those terms are defined in Article 4, below, as though the Lease Commencement Date had occurred (although the Lease Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of the second sentence of this Section 2.1) upon such occupancy of the Premises by Tenant. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in **Exhibit C**, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within ten (10) business days of receipt thereof, provided that if said notice is not factually correct, then Tenant shall make such changes as Tenant believes are necessary to make the notice factually correct and shall thereafter execute and return such notice to Landlord within such ten (10) day period (provided that such any such notice shall not be binding on the parties until both Landlord and Tenant execute an agreed upon version). In the event that Tenant shall make changes to the notice pursuant to the preceding terms hereof, the parties shall thereafter work in good faith to agree upon and execute a mutually agreed upon notice.

2.2 **Option Term**.

2.2.1 **Option Right**. Landlord hereby grants the Tenant named in this Lease (the "**Original Tenant**") or any assignee permitted pursuant to the terms of Section 14.8 of this Lease (a "**Permitted Assignee**") one (1) option to extend the Lease Term for a period of five (5) years (the "**Option Term**"), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease after the expiration of any applicable notice and cure period. Upon the proper exercise of such option to extend, and provided that, at Landlord's option, as of the end of the initial Lease Term, Tenant is not in default under this Lease after the expiration of any applicable notice and cure period, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this Section 2.2 shall be personal to the Original Tenant or a Permitted Assignee, as the case may be, and may only be exercised by the Original Tenant or a Permitted Assignee, as the case may be (and not any other assignee, or any sublessee or other transferee of Tenant's interest in this Lease) if the Original Tenant or a Permitted Assignee, as the case may be, occupies the entire Premises.

2.2.2 **Option Rent**. The rent payable by Tenant during the Option Term (the "**Option Rent**") shall be equal to the rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, at which tenants, pursuant to arms-length leases consummated during the twelve (12) month period prior to the commencement of the Option Term, are leasing non-sublease, non-encumbered, non-equity space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the Building and in "Comparable Buildings," as that term is defined, below ("**Comparable Transactions**"), taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space, and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account the value of the existing improvements in the Premises and the comparable space, such value to be based upon the age, quality, design, condition and layout of the improvements and the extent to which the same could be utilized by a general office user. For purposes of this Lease, the term "**Comparable Buildings**" shall mean first-class office buildings located in the center business district of downtown Bellevue, Washington, that contain no less than 200,000 rentable square feet.

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2.2.3 **Exercise of Option**. The option contained in this Section 2.2 shall be exercised by Tenant, if at all, and only in the following manner: (i) Tenant may deliver written notice to Landlord (the "**Option Interest Notice**") not more than eighteen (18) months nor less than fifteen (15) months prior to the expiration of the initial Lease Term, stating that Tenant is interested in exercising its option (provided that in no event shall the Option Interest Notice bind Tenant to lease the Premises during the Option Term); (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "**Option Rent Notice**") to Tenant not less than thirteen (13) months prior to the expiration of the initial Lease Term, setting forth the Option Rent; and (iii) whether or not Tenant shall have delivered the Option Interest Notice, if Tenant wishes to exercise such option, Tenant shall, on or before the date occurring twelve (12) months prior to the expiration of the initial Lease Term, exercise the option by delivering written notice thereof to Landlord (the "**Option Exercise Notice**"). If Tenant shall have delivered the Option Interest Notice prior to delivering the Option Exercise Notice, then upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.2.4, below. Further, if Tenant shall deliver an Option Exercise Notice without having delivered an Option Interest Notice, the Option Rent shall be determined pursuant to the terms of Section 2.2.4, below.

2.2.4 **Determination of Option Rent**. In the event Tenant timely and appropriately objects to the Option Rent or in the event that Tenant shall deliver the Option Exercise Notice without having delivered the Option Interest Notice, Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant's objection to the Option Rent or within thirty (30) days following the date of Tenant's delivery of the Option Exercise Notice if Tenant did not deliver the Option Interest Notice, as the case may be (the "**Outside Agreement Date**"), then each party shall make a separate determination of the Option Rent, as the case may be, within ten (10) business days, and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7, below.

2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker or lawyer who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial high-rise properties in downtown Bellevue, Washington. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Option Rent, is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

2.2.4.2 The two arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

2.2.4.3 The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent, and shall notify Landlord and Tenant thereof.

2.2.4.4 The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant.

2.2.4.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

2.2.4.6 If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.2.4.

2.2.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

2.3 **Tenant Termination Right**. Provided that Tenant is not in default under this Lease after the expiration of any applicable notice and cure period as of the date of Tenant's delivery of the "Termination Notice," as

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e

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and

% Beacon Capital Partners, LLC
200 State Street, 5th Floor
Boston, Massachusetts 02109
Attention: General Counsel

and

Allen Matkins Leck Gamble Mallory & Natsis LLP
1901 Avenue of the Stars
Suite 1800
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

29.19 **Joint and Several**. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

29.20 **Authority**. Each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the State of Washington and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. Each individual executing this Lease on behalf of Landlord hereby represents and warrants that Landlord is a duly formed and existing entity qualified to do business in the State of Washington and that Landlord has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord is authorized to do so.

29.21 **Attorneys' Fees**. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

29.22 **Governing Law; WAIVER OF TRIAL BY JURY**. This Lease shall be construed and enforced in accordance with the laws of the State of Washington. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF WASHINGTON, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY WASHINGTON LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.

29.23 **Submission of Lease**. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.24 **Brokers**. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "**Brokers**"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the commissions due Brokers in connection with this Lease pursuant to separate written agreements with Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate

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broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. The terms of this Section 29.24 shall survive the expiration or earlier termination of the Lease Term.

29.25 **Independent Covenants**. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord, except as otherwise expressly set forth in this Lease.

29.26 **Project or Building Name, Address and Signage**. Landlord shall have the right at any time to change the name and/or address of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed.

29.27 **Counterparts**. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

29.28 **Intentionally Deleted**.

29.29 **Building Renovations**. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "**Renovations**") the Project and/or the Building (excluding the Premises). Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent (except as specifically set forth in Section 19.5.2 of this Lease).

29.30 **No Violation**. Each party hereby warrants and represents that neither its execution of nor performance under this Lease shall cause such party to be in violation of any agreement, instrument, contract, law, rule or regulation by which such party is bound, and such party shall protect, defend, indemnify and hold the other party harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from such party's breach of this warranty and representation.

29.31 **Communications and Computer Lines**. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the "**Lines**"), provided that (i) Tenant shall obtain Landlord's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), use an experienced and qualified contractor reasonably approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord's reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, shall be surrounded by a protective conduit reasonably acceptable to Landlord, and shall be identified in accordance with the "Identification Requirements," as that term is set forth hereinbelow, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises that were installed by or for the benefit of Tenant and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant's name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4') outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines' termination point(s) (collectively, the "**Identification Requirements**"). Tenant shall, at Tenant's sole cost and expense, prior to the expiration or earlier termination of this Lease, remove any Lines located in or serving the Premises.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

LANDLORD:

PLAZA CENTER PROPERTY LLC,
a Delaware limited liability company

By: ______________________
Jeremy B. Fletcher,
Senior Managing Director

TENANT:

BLUCORA, INC.,
a Delaware corporation

By: ______________________

Its: CFO

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NOTARY PAGE

STATE OF Washington)
) ss.
COUNTY OF King)

Dated: 7-16-12

[signature]
(Signature)

(Seal or stamp)

Title: Notary Public

Notary Public in and for the State of Washington

My appointment expires: 4-4-14

L. BOULDIN
NOTARY
PUBLIC
COMMISSION EXPIRES
4-4-14
STATE OF WASHINGTON

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STATE OF CALIFORNIA )
)
COUNTY OF LOS ANGELES )

On July 17, 2012, before me, Yvonne M. Apodaca, a Notary Public, personally appeared Jeremy B. Fletcher, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature Yvonne M. Apodaca

YVONNE M. APODACA
Commission # 1828511
Notary Public - California
Los Angeles County
My Comm. Expires Dec 27, 2012

(Seal)

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EXHIBIT A

PLAZA CENTER

OUTLINE OF PREMISES

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EXHIBIT A-1

PLAZA CENTER

PROJECT LEGAL DESCRIPTION

PARCEL A:

LOTS 5, 6, 7 AND 8, BLOCK 1, CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 49 OF PLATS, PAGES 58 AND 59, IN KING COUNTY, WASHINGTON;

EXCEPT THAT PORTION OF SAID LOT 8 LYING EASTERLY OF A LINE THAT IS 30 FEET WEST OF THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL B:

THAT PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 92 FEET OF SAID SUBDIVISION WITH THE FORMER NORTH LINE OF NORTHEAST 8TH STREET, SAID POINT BEING NORTH 01°13'30" EAST, A DISTANCE OF 33.00 FEET FROM THE SOUTH LINE OF SAID SUBDIVISION;
THENCE NORTH 01°13'30" EAST, A DISTANCE OF 147.01 FEET TO THE SOUTH LINE OF CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 49 OF PLATS, PAGES 58 AND 59, IN KING COUNTY WASHINGTON;
THENCE NORTH 88°04'22" WEST, ALONG SAID SOUTH LINE, A DISTANCE OF 172.02 FEET TO THE WEST LINE OF SAID PLAT OF CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE PRODUCED SOUTH;
THENCE NORTH 01°13'30" EAST, ALONG SAID WEST LINE, TO THE NORTHEAST CORNER OF THE PROPERTY CONVEYED TO JEFFREY BUILDING COMPANY BY DEED RECORDED AUGUST 31, 1976 UNDER RECORDING NO. 7608310501;
THENCE WEST, ALONG THE NORTH LINE OF SAID PROPERTY CONVEYED RECORDED AUGUST 31, 1976 UNDER RECORDING NO. 7608310501, A DISTANCE OF 241 FEET TO THE NORTHWEST CORNER THEREOF, SAID POINT BEING ON THE EAST LINE OF THE PROPERTY SOLD TO JEFFREY BUILDING COMPANY UNDER INSTRUMENT RECORDED UNDER RECORDING NO. 6199084;
THENCE NORTH ALONG SAID EAST LINE, TO THE NORTHEAST CORNER THEREOF, BEING A POINT ON THE SOUTH LINE OF THE NORTH 315 FEET OF SAID SUBDIVISION;
THENCE WEST, ALONG THE SOUTH LINE OF SAID NORTH 315 FEET, TO THE EAST LINE OF 108TH AVENUE NORTHEAST;
THENCE 01°20'51" EAST ALONG SAID EAST LINE, 305.02 FEET TO A POINT ON THE NORTH LINE OF NORTHEAST 8TH STREET, BEING 40 FEET NORTHERLY OF THE SOUTH LINE OF SAID SUBDIVISION;
THENCE ALONG THE NORTHERLY LINE OF SAID STREET THE FOLLOWING COURSES AND DISTANCES:
THENCE SOUTH 88°04'22" EAST, A DISTANCE OF 185.71 FEET;

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THENCE SOUTH 01°20'30" WEST, 7.00 FEET;
THENCE SOUTH 88°04'22" EAST, 180.53 FEET;
THENCE SOUTH 01°13'30" WEST, 3.00 FEET;
THENCE SOUTH 88°04'22" EAST, 80.02 FEET;
THENCE NORTH 01°13'30" EAST, 3.00 FEET;
THENCE SOUTH 88°04'22" EAST, 92.00 FEET TO THE POINT OF BEGINNING;

EXCEPT THAT PORTION LYING EAST OF THE SOUTHERLY PRODUCTION OF THE WEST LINE OF CARROLL-HEDLUND'S 1ST ADDITION TO BELLEVUE, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 49 OF PLATS, PAGES 58 AND 59, IN KING COUNTY WASHINGTON;

AND EXCEPT THAT PORTION CONVEYED TO THE CITY OF BELLEVUE FOR ROAD BY DEED RECORDED DECEMBER 9, 1977 UNDER RECORDING NO. 7712090814;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL C:

THE EAST 264 FEET OF THE SOUTH 180 FEET OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

EXCEPT THAT PORTION LYING EASTERLY OF A LINE THAT IS 30 FEET WEST OF THE EAST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29;

AND EXCEPT THAT PORTION LYING SOUTH OF A LINE THAT IS 44 FEET NORTH OF THE SOUTH LINE OF SECTION 29;

AND EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF BELLEVUE FOR SIDEWALKS, STREET AND UTILITIES, BY INSTRUMENT RECORDED AUGUST 4, 1983 UNDER RECORDING NO. 8308040699;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

TAX ACCOUNT NOS. **292505-9048**
292505-9357
292505-9358

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EXHIBIT B

PLAZA CENTER

TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as **Exhibit B** and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.

SECTION 1

LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

Landlord has constructed, at its sole cost and expense, the base, shell, and core (i) of the Premises and (ii) of the floor of the Building on which the Premises is located (collectively, the "Base, Shell, and Core"). The Base, Shell and Core shall consist of those portions of the Premises which were in existence prior to the construction of the tenant improvements in the Premises.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of $50.24 per rentable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease.

2.2 Disbursement of the Tenant Improvement Allowance. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be applied to costs related to the design and construction of the Tenant Improvements and for the following items and costs (collectively, the "Tenant Improvement Allowance Items"): (i) payment of the fees of the "Architect", as that term is defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter, including, without limitation, the "Systems Plans," as that term is defined in Section 3.4.2 of this Tenant Work Letter, (ii) reasonable costs incurred in obtaining any permits required in connection with the Tenant Improvements, (iii) the reasonable cost of changes in the Base, Shell and Core to the extent such changes are required by the Construction Drawings; (iv) the reasonable cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "Code"); (v) costs for telecommunications cabling to be installed in the Premises; and (vi) the "Landlord Supervision Fee", as that term is defined in Section 4.3.2 of this Tenant Work Letter. The costs and fees of Contractor and any other Tenant Improvement Allowance Items shall be charged against the Tenant Improvement Allowance until it is fully utilized under this Tenant Work Letter (Tenant acknowledging that Tenant shall be responsible for any costs in excess of the Tenant Improvement Allowance as more particularly set forth in Section 4.3.1 of this Tenant Work Letter). At least once every thirty (30) days during the construction of the Tenant Improvements, Landlord shall furnish Tenant with a report of costs incurred hereunder since the date of the last report. The fees of the Architect and any other Tenant Improvement Allowance Items incurred by Tenant directly shall be reimbursed by Landlord from the Tenant Improvement Allowance within thirty (30) days

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following request by Tenant, which request shall be accompanied by invoices and such other information and/or documentation as Landlord shall reasonably request.

2.3 Standard Tenant Improvement Package. Landlord has established and provided to Tenant specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"). The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications.

2.4 Unused Tenant Improvement Allowance. Following completion of the Tenant Improvements, upon notice from Tenant to Landlord (the "Election Notice") delivered on or before the date (the "Outside Date") that is one (1) year following the Lease Commencement Date, Tenant shall be entitled to utilize any unused portion of the Tenant Improvement Allowance (but in no event in excess of $7.50 per rentable square foot of the Premises of the Tenant Improvement Allowance) (the "Available Unused Allowance") as a credit against the Base Rent due for the Premises. Any portion of the Tenant Improvement Allowance utilized by Tenant as a Base Rent credit as provided herein shall be applied to the next Base Rent due under this Lease. If Tenant fails to deliver an Election Notice with respect to any Available Unused Allowance or if any portion of the Tenant Improvement Allowance is otherwise not fully utilized under this Tenant Work Letter, in all events prior to the Outside Date, any such unused portions of the Tenant Improvement Allowance shall revert to and become the sole property of Landlord, and Tenant shall have no further rights thereto.

SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain the architect/space planner approved by Landlord (the "Architect") to prepare certain "Construction Drawings," as that term is defined in this Section 3.1, as provided for in this Tenant Work Letter. Landlord hereby approves SKB Architects as "Architect". The plans and drawings to be prepared by Architect hereunder, which shall be deemed to include, without limitation, the "Final Working Drawings," as that term is defined in Section 3.3 of this Tenant Work Letter, along with the Systems Plans, shall collectively be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base Building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Further, notwithstanding that any Construction Drawings are reviewed and/or prepared by Landlord or its space planner, architect, engineers and consultants, and/or by Contractor or the "Subcontractors", as that term is defined in Section 3.4.2, below, as the case may be, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants and/or by Contractor or the Subcontractors, as the case may be, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

3.2 Final Space Plan. Landlord and Tenant have approved that certain space plan, prepared by SKB Architects, dated June 22, 2012, job number 896 (the "Space Plan"). On or before the date set forth in Schedule 1, attached hereto, Tenant and the Architect shall deliver any proposed modifications ("Space Plan Modifications") to the Space Plan (the Space Plan, as so modified, "Final Space Plan") to Landlord for Landlord's approval. If Tenant fails to deliver Space Plan Modifications by such date, then the same shall constitute a "Tenant Delay," as that term is defined in Section 5.2 of this Tenant Work Letter.

3.3 Final Working Drawings. On or before the date set forth in Schedule 1, Tenant and the Architect shall complete (i) the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits, and (ii) a detailed description of any overstandard requirements of Tenant in connection with the structural, mechanical, electrical, plumbing, HVAC, life safety and sprinkler components of the

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EXHIBIT B
-2-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

Tenant Improvements (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed.

3.4 Permits; Systems Permits; C of O; Change Orders. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings"), which approval shall not be unreasonably withheld, conditioned or delayed, prior to the commencement of the construction of the Tenant Improvements.

3.4.1 Permits. Landlord shall be responsible for obtaining applicable building permits in connection with the construction of the Tenant Improvements (the "Permits"), provided that to the extent that Landlord shall be unable to obtain or is delayed in obtaining the Permits due to the design of the Tenant Improvements, as set forth in the Approved Working Drawings, including, without limitation, due to the failure of the Approved Working Drawings, or the improvements set forth therein, to comply with applicable governmental laws, rules, regulations or requirements (in any event, a "Tenant Caused Permit Failure"), such delay shall be considered a "Tenant Delay," as that term is defined in Section 5.2 of this Tenant Work Letter. Tenant shall cooperate with all Landlord requests in connection with Landlord's obtaining of the Permits and/or matters affecting Landlord's ability to obtain the Permits.

3.4.2 Systems Plans; Systems Permits. Landlord shall cause "Contractor," as that term is defined in Section 4.1, below, and/or the subcontractors retained in connection with the Tenant Improvements (the "Subcontractors") to prepare structural, mechanical, electrical, plumbing, HVAC, life safety and sprinkler system plans as reasonably required in connection with the Tenant Improvements (collectively, the "Systems Plans"). Tenant shall cooperate in good faith with Landlord, Contractor and/or the Subcontractors, as applicable, to supply such information as is necessary to allow the Systems Plans to be prepared in a form reasonably acceptable to Landlord and which is complete to obtain all applicable permits and in a manner that is consistent with, and is a logical extension of, the Approved Working Drawings (as reasonably determined by Landlord) (the "Systems Plans Completion Standard"). In connection with the foregoing, Tenant shall provide Landlord, Contractor and/or the Subcontractors with any information reasonably required or requested by Landlord, Contractor and/or the Subcontractors in connection with the preparation of the Systems Plans within three (3) business days following request by Landlord, Contractor and/or the Subcontractors, as the case may be. Tenant shall approve the Systems Plans, in Tenant's reasonable discretion, within four (4) business days following delivery thereof by Landlord to Tenant, or reasonably disapprove the Systems Plans within such four (4) business day period, provided that, except to the extent resulting from Landlord's failure to complete the Systems Plans pursuant to the Systems Plans Completion Standard, any delays resulting from any such disapproval shall constitute a Tenant Delay. In the event that Tenant shall disapprove of the Systems Plans in accordance with the terms hereof, Tenant shall provide, in reasonable detail, the changes requested by Tenant (which shall be subject to Landlord's reasonable approval), and Landlord cause such Systems Plans to be revised based upon any such approved changes and resubmit the same to Tenant for its approval in accordance with the terms hereof. Following receipt of Tenant's approval of the Systems Plans, Landlord shall be responsible for obtaining governmental permits required in connection with the Systems Plans, provided that in the event that any governmental permit required for the Systems Plans shall not be issued or shall be delayed in being issued as a result of the design of the Tenant Improvements, as set forth in the Approved Working Drawings, and/or due to Tenant's requirements under Section 3.3(ii) of this Tenant Work Letter, and/or due to any other act or omission of Tenant (including, without limitations, any changes requested by Tenant to the Systems Plans), then the same shall constitute a Tenant Delay pursuant to the terms of this Tenant Work Letter (a "Tenant Caused Systems Permit Failure").

3.4.3 Certificate of Occupancy. Landlord shall be responsible for obtaining a certificate of occupancy, temporary certificate of occupancy, or its legal equivalent, for the Premises (in any event, a "C of O"), provided that to the extent that Landlord causes the construction of the Tenant Improvements to be completed in accordance with the Approved Working Drawings and the Systems Plans and, as a result of Tenant's design of or specifications or requirements for the Tenant Improvements, shall not be able to or is delayed in obtaining a C of O, the same shall constitute a Tenant Delay pursuant to the terms of this Tenant Work Letter (a "Tenant Caused C of O Failure"). Tenant shall cooperate with all reasonable Landlord requests in connection with Landlord's obtaining of a C of O and/or matters affecting Landlord's ability to obtain a C of O.

3.4.4 Change Orders. No changes, modifications or alterations in the Approved Working Drawings and/or the Systems Plans may be made without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed, provided that to the extent any change in the Approved Working Drawings and/or the

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EXHIBIT B
-3-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

Systems Plans directly or indirectly delays the "Substantial Completion" of the Premises as that term is defined in Section 5.1 of this Tenant Work Letter, the same shall constitute a Tenant Delay.

3.5 Time Deadlines. Tenant and Landlord shall both use commercially reasonable, good faith, efforts and all due diligence to cooperate with the Architect, Contractor, the Subcontractors, and each other to complete all phases of the Construction Drawings (including, without limitation, the Systems Plans) and the permitting process and to receive all permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with each other on a scheduled basis to be reasonably determined by Landlord, to discuss the progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 1 (the "Time Deadlines"), attached hereto. Tenant agrees to comply with the Time Deadlines. Landlord shall use commercially reasonable, good faith efforts and all due diligence to respond to Tenant requests for approval or consent within five (5) business days following receipt of such request from Tenant.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Contractor. A contractor designated by Landlord ("Contractor") shall construct the Tenant Improvements.

4.2 Cost Proposal. Landlord shall use commercially reasonable efforts, within ten (10) business days after the Approved Working Drawings are signed by Landlord and Tenant, to provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the design and construction of the Tenant Improvements (the "Cost Proposal"). Tenant shall approve and deliver the Cost Proposal to Landlord within five (5) business days of the receipt of the same, or reasonably disapprove the Cost Proposal within such five (5) business day period, in which event (i) Tenant shall, concurrently therewith, provide to Landlord any requested changes to the Approved Working Drawings for Landlord approval, which approval shall not be unreasonably withheld, conditioned or delayed, (ii) Landlord shall provide Tenant a new Cost Proposal based upon the new Approved Working Drawings (i.e., as modified by any Tenant provided and Landlord approved changes) for Tenant's approval in accordance with the terms hereof, and (iii) except to the extent resulting from any manifest error in the Cost Proposal (e.g., a correction of a typographical error in a cost item), any delays resulting from any such disapproval of any Cost Proposal by Tenant shall constitute a Tenant Delay. Upon receipt by Landlord of Tenant's approval of the Cost Proposal pursuant to the terms hereof, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date on which Tenant approves and delivers the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date".

4.3 Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

4.3.1 Over-Allowance Amount. On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord cash in an amount (the "Over-Allowance Amount") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions requested by Tenant shall be made to the Construction Drawings or the Tenant Improvements, any reasonable additional costs which arise in connection with such revisions, changes or substitutions or any other reasonable additional costs shall be paid by Tenant to Landlord within ten (10) business days after Landlord's request as an addition to the Over-Allowance Amount.

4.3.2 Landlord's Retention of Contractor. Landlord shall independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor. Except as provided in Section 4.3.1, above, Contractor's costs and fees, together with a construction supervision and management fee (the "Landlord Supervision Fee") to Landlord in an amount equal to the product of (i) two percent (2%) and (ii) an amount equal to the Tenant Improvement Allowance

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EXHIBIT B
-4-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Tenant Work Letter) shall be charged against the Tenant Improvement Allowance in accordance with the terms of Section 2.2 of this Tenant Work Letter.

4.3.3 Contractor's Warranties and Guaranties. Landlord shall obtain commercially reasonable warranties and guaranties, including a one-year correction period, from the Contractor constructing the Tenant Improvements (collectively, the "Warranties"). Landlord hereby assigns to Tenant all Warranties relating to the Tenant Improvements. Landlord shall also assign to Tenant all rights, remedies and redress that Landlord has against the Contractor relating to the Tenant Improvements. In connection therewith, Landlord shall cooperate with Tenant, on a commercially reasonable basis, but at no cost to Landlord, to assist Tenant in the enforcement of the Warranties, rights, remedies and redress assigned under this Section 4.3.3, if reasonably required. Further, Landlord shall cooperate with Tenant, on a commercially reasonable basis but at no cost to Landlord, in the enforcement of any other remedy that may be available that relates to any defect or failure that may arise in connection with the Tenant Improvements. In retaining Contractor, Landlord shall ensure that all Warranties, rights, remedies and redress against Contractor are fully assignable to Tenant. Subject to Landlord's compliance with requirements set forth in this Section 4.3.3, Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

4.4 Tenant's Covenants. Immediately after the Substantial Completion of the Premises, Tenant shall have prepared and delivered to the Building a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements, provided that Landlord (not Tenant) shall be responsible for any "as built" drawings desired by Landlord with respect to the Systems Plans.

SECTION 5

COMPLETION OF THE TENANT IMPROVEMENTS; LEASE COMMENCEMENT DATE

5.1 Ready for Occupancy. The Premises shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Premises. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings and the Systems Plans, with the exception of (i) any punch list items which do not materially interfere with Tenant's occupancy of the Premises or use of the Premises for the Permitted Use, (ii) any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor, and (iii) the completion of any internal stairwell included in the Approved Working Drawings to the extent the failure to substantially complete such stairwell at the same time as the remainder of the Tenant Improvements is beyond the reasonable control of Landlord (provided that the stairwell area is isolated or secured such that the remainder of the Premises may be safely used for the Permitted Use).

5.2 Delay of the Substantial Completion of the Premises. Except as provided in this Section 5.2, the Lease Commencement Date shall occur as set forth in the Lease and Section 5.1, above. To the extent there shall be a delay or there are delays in the Substantial Completion of the Premises as a result of:

5.2.1 Tenant's failure to comply with the Time Deadlines;

5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

5.2.5 Tenant's request for changes in the Approved Working Drawings or the Systems Plans;

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EXHIBIT B
-5-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, and which are different from, or not included in, the Standard Improvement Package;

5.2.7 Changes to the Base, Shell and Core required by the Approved Working Drawings; or

5.2.8 Any Tenant Caused Permit Failure, any Tenant Caused Systems Permit Failure and/or any Tenant Caused C of O Failure;

(each, a "Tenant Delay") then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the date of Substantial Completion of the Premises shall be deemed to be the date the Substantial Completion of the Premises would have occurred if no Tenant delay or delays, as set forth above, had occurred.

5.3 Punch List. Within fifteen (15) business days following the Lease Commencement Date, Tenant shall be entitled to deliver to Landlord a punch list of the items comprising the Tenant Improvements which require correction or completion and Landlord shall diligently perform the work necessary to complete the Tenant Improvements pursuant to the Approved Working Drawings.

SECTION 6

MISCELLANEOUS

6.1 Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not unreasonably interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises at least fifteen (15) days prior to the Substantial Completion of the Premises for the purpose of Tenant installing equipment, furniture or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval (which shall not be unreasonably withheld, conditioned or delayed), which schedule shall detail the timing and purpose of Tenant's entry. Except to the extent caused by the negligence or willful misconduct of Landlord or its employees, agents or contractors, Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

6.2 Freight Elevators. Landlord shall, consistent with its obligations to other tenants of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

6.3 Tenant's Representative. Tenant has designated Mr. Jack Beaudoin of Spring Street Company as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.4 Landlord's Representative. Landlord has designated Mr. Steve Fogarty as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

6.5 Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall all be union labor in compliance with the then existing master labor agreements.

6.6 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

6.7 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, has occurred after the expiration of any applicable notice and cure period at any time on or before the Substantial Completion of the Premises,

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EXHIBIT B
-6-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or cease or delay preparation of the Systems Plans and/or cause Contractor to cease the construction of the Premises (in any such case(s), Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by any Landlord election under this Section 6.7(i) pursuant to the terms of Section 5 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

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EXHIBIT B
-7-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

SCHEDULE 1 TO EXHIBIT B

TIME DEADLINES

	Dates	Actions to be Performed
A.	July 9, 2012	Final Space Plan to be completed by Tenant and delivered to Landlord.
B.	September 14, 2012	Tenant to deliver Landlord approved drawings sufficiently complete that Landlord can seek and obtain permits for the Tenant Improvements.
C.	October 1, 2012	Tenant to deliver Final Working Drawings to Landlord.
D.	Five (5) business days after the receipt of the Cost Proposal from Landlord	Tenant to approve Cost Proposal and deliver Cost Proposal to Landlord.

SCHEDULE 1 TO
EXHIBIT B
-1-

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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

28096-1611/134665466.3

EXHIBIT B-1

APPROVED EQUIPMENT

- 8th Floor – Blucora Floor
  - 4 racks (30"x19"x84" ea.)
  - 2 UPS units
  - ~12 power consuming units (mostly cabling on this floor)
- 9th Floor – Infospace Floor
  - 6 racks (30"x19"x84" ea.)
  - 3 UPS units
  - ~45 power consuming units (includes test servers/equipment, additional switches/routers)

Location	AssetType	Status	Manufacturer	Model & Gen
Blucora Floor	Computer	Active	Dell	Poweredge 2850
Blucora Floor	Computer	Active	Dell	Poweredge 2850
Blucora Floor	Computer	Active	Dell	Poweredge 2850
Blucora Floor	Computer	Active	HP	DL380 G5
Blucora Floor	Computer	Active	HP	DL380 G5
Blucora Floor	Computer	Active	HP	DL380 G5
Blucora Floor	Misc	Active	APC	SURTD3000RMXLT3U
Blucora Floor	Misc	Active	APC	AP9626
Blucora Floor	Network Device	Active	Audio Codes	Mediant 1000B
Blucora Floor	Network Device	Active	Audio Codes	Mediant 1000B
Blucora Floor	Network Device	Active	Juniper	EX4200-48P
Blucora Floor	Network Device	Active	Juniper	EX4200-48P
Blucora Floor	Network Device	Active	Juniper	EX4200-48P
Blucora Floor	Network Device	Active	F5	Big IP 3900
Blucora Floor	Power	Active	APC	Smart UPS 3000XL
Infospace Floor	Computer	Active	Dell	Poweredge 2850
Infospace Floor	Computer	Active	Dell	Poweredge 2850
Infospace Floor	Computer	Active	Dell	Optiplex GX620
Infospace Floor	Misc	Active	APC	SURTD3000RMXLT3U
Infospace Floor	Misc	Active	APC	SURTD3000RMXLT3U
Infospace Floor	Misc	Active	APC	AP9626 RM 2U
Infospace Floor	Misc	Active	APC	AP9626 RM 2U
Infospace Floor	Network Device	Active	Juniper	SRX650
Infospace Floor	Network Device	Active	Cisco	Catalyst 2950
Infospace Floor	Network Device	Active	Nokia	IP390
Infospace Floor	Network Device	Active	Nokia	IP390

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EXHIBIT B-1
-1-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Juniper	EX4200-48P
Infospace Floor	Network Device	Active	Juniper	EX4200-48P
Infospace Floor	Network Device	Active	Juniper	EX4200-48P
Infospace Floor	Network Device	Active	Juniper	EX4200-48P
Infospace Floor	Network Device	Active	Juniper	EX4200-48P
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Cisco	WS-C4948-10GE
Infospace Floor	Network Device	Active	Infoblox	IB-550-A-NS1 GRID
Infospace Floor	Network Device	Active	Infoblox	IB-550-A-NS1 GRID
Infospace Floor	Network Device	Active	Avocent/Cyclades	ALterpath ACS48
Infospace Floor	Network Device	Surplus	Cisco	C3560-PoE-48
Infospace Floor	Network Device	Active	F5	Big IP 1600
Infospace Floor	Network Device	Active	F5	Big IP 1600
Infospace Floor	Network Device	Active	F5	Big IP 3900
Infospace Floor	Network Device	Surplus	VSS Monitoring	10/100/1000 12x4 Port Span Aggragator
Infospace Floor	Network Device	Surplus	VSS Monitoring	10/100/1000 12x4 Port Span Aggragator
Infospace Floor	Network Device	Surplus	Infoblox	IB-550-BASE
Infospace Floor	Network Device	Surplus	Juniper	SRX650
Infospace Floor	Network Device	Surplus	Juniper	SRX650
Infospace Floor	Network Device	Surplus	Juniper	NSMXpress II
Infospace Floor	Network Device	Surplus	Juniper	EX4200-48P
Infospace Floor	Network Device	Surplus	Juniper	SRX240
Infospace Floor	Network Device	Surplus	Juniper	SRX240
Infospace Floor	Network Device	Surplus	Juniper	SRX240
Infospace Floor	Network Device	Surplus	Juniper	EX4200-48P
Infospace Floor	Network Device	Surplus	Juniper	SRX240
Infospace Floor	Network Device	Surplus	Juniper	IDP-800
Infospace Floor	Network Device	Surplus	Cisco	Catalyst 3560
Infospace Floor	Network Device	Surplus	Nokia	IP390
Infospace Floor	Network Device	Surplus	Nokia	IP390
Infospace Floor	Power	Active	APC	Smart UPS 3000
Infospace Floor	Power	Active	APC	Smart UPS 13000

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EXHIBIT B-1
-2-

PLAZA CENTER
[Bluecora, Inc.]

28096-1611/134665466.3

Infospace Floor	Power	Active	APC	Smart UPS 3000XL
Infospace Floor	Power	Surplus	APC	UPS 1500

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EXHIBIT B-1
-3-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

EXHIBIT C

PLAZA CENTER

NOTICE OF LEASE TERM DATES

To: ______________________
____
____
____

Re: Office Lease dated __________, 20_ between __________________, a __________________ ("Landlord"), and __________________, a __________________ ("Tenant") concerning Suite _____ on floor(s) _________ of the office building located at ________________, Washington _____.

Gentlemen:

In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

1. The Lease Term shall commence on or has commenced on ___________ for a term of _____________ ending on _____________.

2. Rent commenced to accrue on __________, in the amount of __________.

3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4. Your rent checks should be made payable to _________ at ___________.

"Landlord":

__________________________________,
a ________________________________

By: ______________________________
Its: ______________________________

Agreed to and Accepted as
of _______, 20_.

"Tenant":

____
a ________________________________

By: ______________________________
Its: ______________________________

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EXHIBIT C
-1-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

EXHIBIT D

PLAZA CENTER

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed so long as the altered, new or additional locks or bolts are consistent with Building standards. Tenant shall bear the cost of any lock changes or repairs required by Tenant. At no charge to Tenant, keys to the Premises' entry door will be furnished by Landlord for each of Tenant's employees that work the Premises as of the Lease Commencement Date, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Building if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord reasonably designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if reasonably considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be reasonably designated by Landlord.

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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the exterior Premises or any part of the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

9. Tenant shall not overload the floor of the Premises, nor, except in connection with normal and customary office decorations, mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material, provided that Landlord acknowledges that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials, and that the use of such products in the Premises in compliance with Applicable Laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Rule 11.

12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals (other than service animals), birds, aquariums, or, except in areas reasonably designated by Landlord, bicycles or other vehicles.

15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not

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EXHIBIT D
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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

17. Landlord reserves the right to exclude or expel from the Project any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall reasonably designate.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by any governmental agency or reasonably established by Landlord.

22. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord's reasonable regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

25. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

26. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its reasonable discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the

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EXHIBIT D
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PLAZA CENTER
[Bincorn, Inc.]

28096-1611/134665466.3

extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program required by law or reasonably developed by Landlord.

27. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in commercially reasonable settings to absorb or prevent any vibration, noise and annoyance.

28. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

29. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

30. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations, as in Landlord's judgment may from time to time be reasonably necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein, provided that Landlord provides notice of the foregoing to Tenant. Landlord shall not discriminate in the enforcement of the Rules and Regulations, but Landlord may, in Landlord's reasonable judgment, waive any one or more of these Rules and Regulations for the benefit of any particular tenants. No such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

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EXHIBIT D
-4-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

28096-1611/134665466.3

EXHIBIT E

PLAZA CENTER

FORM OF TENANT'S ESTOPPEL CERTIFICATE

The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of __________, 20_ by and between ______________ as Landlord, and the undersigned as Tenant, for Premises on the ____________ floor(s) of the office building located at ________________, Washington ________, certifies as follows:

1. Attached hereto as **Exhibit A** is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in **Exhibit A** represent the entire agreement between the parties as to the Premises.

2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on _________, and the Lease Term expires on __________, and the undersigned has no option to terminate or cancel the Lease (except as specifically set forth in the Lease) or to purchase all or any part of the Premises, the Building and/or the Project.

3. Base Rent became payable on ___________.

4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in **Exhibit A**.

5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through __________. The current monthly installment of Base Rent is $____________________.

7. To the undersigned's knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

8. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

9. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

10. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the State of Washington and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

11. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

12. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

13. To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at ______________ on the ____ day of ___________, 20_.

"Tenant":

______________________________________,
a ______________________________________

By: ___________________________________
Its: ___________________________________

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EXHIBIT E
-2-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

EXHIBIT F

FORM OF LETTER OF CREDIT

Bank of America

BANK OF AMERICA - CONFIDENTIAL PAGE: 1

DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER:

ISSUING BANK
BANK OF AMERICA, N.A.
1000 W. TEMPLE STREET
7TH FLOOR, CA9-705-07-05
LOS ANGELES, CA 90012-1514

BENEFICIARY
PLAZA CENTER PROPERTY LLC
C/O BEACON CAPITAL PARTNERS
200 STATE STREET, 5TH FLOOR
BOSTON, MA 02109

APPLICANT
BLUCORA, INC.
601 108TH AVENUE NE
SUITE 1200
BELLEVUE, WA 98004

ATTN: MS. KATHLEEN LAUBENTHAL

AMOUNT
NOT EXCEEDING USD 850,000.00
NOT EXCEEDING EIGHT HUNDRED FIFTY THOUSAND AND 00/100'S US DOLLARS

EXPIRATION
MARCH 1, 2014 AT OUR COUNTERS

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT AND AUTHORIZE YOU TO DRAW ON US AT SIGHT FOR THE ACCOUNT OF BLUCORA, INC. ("APPLICANT") THE AGGREGATE AMOUNT OF EIGHT HUNDRED AND FIFTY THOUSAND AND 00/100 U.S. DOLLARS (USD 850,000.00). FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO THE BENEFICIARY HEREOF AS FOLLOWS:

ANY OR ALL OF THE SUMS HEREUNDER MAY BE DRAWN DOWN AT ANY TIME AND FROM TIME TO TIME BY PLAZA CENTER PROPERTY LLC, A DELAWARE LIMITED LIABILITY COMPANY ("BENEFICIARY") WHEN ACCOMPANIED BY BENEFICIARY'S DRAFT(S) AT SIGHT DRAWN ON BANK OF AMERICA, N.A., AND A WRITTEN STATEMENT SIGNED BY AN AUTHORIZED SIGNATORY OF BENEFICIARY, STATING EITHER THE FOLLOWING:

(I) "WE HEREBY CERTIFY THAT BENEFICIARY IS ALLOWED TO DRAW DOWN ON THE LETTER OF CREDIT PURSUANT TO THE TERMS OF THAT CERTAIN OFFICE LEASE BY AND BETWEEN BENEFICIARY AND APPLICANT DATED (INSERT LEASE DATE), AS AMENDED (COLLECTIVELY, THE "LEASE")."

OR

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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

Bank of America

BANK OF AMERICA - CONFIDENTIAL PAGE: 2

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:

(II) "WE HEREBY CERTIFY THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE AVAILABLE AMOUNT OF LETTER OF CREDIT NO. 3125211 AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

OR

(III) "WE HEREBY CERTIFY THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE AVAILABLE AMOUNT OF LETTER OF CREDIT NO. 3125211 AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART. ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF RULE 6 OF THE INTERNATIONAL STANDBY PRACTICES (ISP98) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590. SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKER'S STAMP AND SIGNATURE AUTHENTICATION. SUCH TRANSFER FORM IS AVAILABLE UPON REQUEST. ANY TRANSFER CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

WE HEREBY AGREE WITH YOU THAT IF DOCUMENTS ARE PRESENTED TO BANK OF AMERICA, N.A., 1000 W. TEMPLE STREET, 7TH FLOOR, CA9-705-07-05, LOS ANGELES, CA 90012-1514, UNDER THIS LETTER OF CREDIT AT OR PRIOR TO 11:00 A.M. PACIFIC TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DOCUMENTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY.

IF DOCUMENTS ARE PRESENTED TO BANK OF AMERICA, N.A. UNDER THIS LETTER OF CREDIT AFTER 11:00 A.M. PACIFIC TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DOCUMENTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE THIRD SUCCEEDING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF PRESENTED AT OUR OFFICES LOCATED AT BANK OF AMERICA, N.A., 1000 W. TEMPLE STREET, 7TH FLOOR, CA9-705-07-05, LOS ANGELES, CA 90012-1514, ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT, (OR AT

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EXHIBIT F
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PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3

Bank of America

BANK OF AMERICA - CONFIDENTIAL PAGE: 3

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:

SUCH OTHER OFFICE OF THE BANK AS TO WHICH WE NOTIFY YOU IN WRITING AS SUCH THE APPLICABLE ADDRESS) ON OR BEFORE THE THEN CURRENT EXPIRATION DATE.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE. PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT TO OUR FACSIMILE NUMBER, (888) 277-5577 ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT, WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER (800) 541-6096 OPTION 1.

THIS LETTER OF CREDIT SHALL EXPIRE ON MARCH 1, 2014.

NOTWITHSTANDING THE ABOVE EXPIRATION DATE OF THIS LETTER OF CREDIT, THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR SUCCESSIVE, ADDITIONAL ONE (1) YEAR PERIODS UNLESS, AT LEAST THIRTY (30) DAYS PRIOR TO ANY SUCH EXPIRATION DATE, WE SHALL GIVE WRITTEN NOTICE TO BENEFICIARY, BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR OVERNIGHT COURIER SERVICE AND AT THE ADDRESS SET FORTH ABOVE OR AT SUCH OTHER ADDRESS AS MAY BE GIVEN TO THE BANK BY BENEFICIARY IN WRITING AND AMENDED BY US HEREUNDER, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED. HOWEVER, IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND NOVEMBER 30, 2020.

THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES" (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 800-541-6096 OPT 1 .

AUTHORIZED SIGNATURE

THIS DOCUMENT CONSISTS OF 3 PAGE(S).

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EXHIBIT F
-3-

PLAZA CENTER
[Blucora, Inc.]

28096-1611/134665466.3